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ACQUISITION AGREEMENT
between
SOCIÉTÉ DES PRODUITS NESTLÉ S.A.
and
CODEXIS, INC.

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ACQUISITION AGREEMENT
This Acquisition Agreement (this “Agreement”) dated as of December 26, 2023 (the “Effective Date”) is entered into between CODEXIS, INC., a corporation incorporated and existing under the laws of the State of Delaware, having an office located at 200 Penobscot Drive, Redwood City, CA 94063, USA (“Seller” or “Codexis”), and Société des Produits Nestlé S.A., a société anonyme organized and existing under the laws of Switzerland, having an office located at 55 Avenue Nestlé, 1800 Vevey, Switzerland (“Buyer” or “NHSc”).
RECITALS
WHEREAS, Buyer (as successor in interest to Nestec Ltd.), and Seller are parties to that certain Strategic Collaboration Agreement, dated as of October 12, 2017 (as amended through the date hereof, the “Strategic Collaboration Agreement” or “SCA”), pursuant to which the parties agreed to collaborate to discover enzymes as candidates for use as healthcare products and to perform initial preclinical evaluation of the efficacy of such enzymes;
WHEREAS, Buyer and Seller are parties to that certain Development Agreement, dated as of January 1, 2020 (as amended through the date hereof, the “Development Agreement” and, together with the Strategic Collaboration Agreement and including, if either or both such agreements expire or are otherwise terminated, all terms, conditions, and obligations in each that survive such expiration or other termination, the “Existing Agreements”), pursuant to which the parties agreed to conduct certain development activities with respect to certain enzymes discovered pursuant to the Strategic Collaboration Agreement;
WHEREAS, the parties desire for Buyer to have the right to further develop and commercialize those certain lipase enzymes that were discovered under the Strategic Collaboration Agreement and that were further developed pursuant to the Development Agreement, including that certain lipase enzyme currently identified as CDX-7108 (“CDX-7108” and, together with [***], the “Lipase Project Enzyme”);
WHEREAS, pursuant to the terms of the Existing Agreements, each party has agreed not to Develop or Commercialize the Lipase Project Enzyme, including the use of any Jointly Owned Invention in connection therewith, unless agreed by the parties in a separate written agreement;
WHEREAS, Seller wishes to sell and assign to Buyer certain identified Patent Rights, Contracts, and other assets related to the Lipase Project Enzyme, and Buyer wishes to purchase and assume from Seller such assets and certain corresponding liabilities, and Seller otherwise wishes to authorize Buyer’s Development and Commercialization of, the Lipase Project Enzyme, in each case, subject to the terms and conditions set forth herein;
WHEREAS, Buyer and Seller have also developed the A&P Enzymes (as defined below) under the Existing Agreements; and
WHEREAS, Seller has agreed to grant Buyer an option to acquire certain assets related to the A&P Enzymes and the right to Develop and Commercialize the A&P Enzymes upon the payment of an agreed upon purchase price, in each case, subject to the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

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ARTICLE I
PURCHASE AND SALE

Section 1.01    Purchase and Sale of Assets. Subject to the terms and conditions set forth herein, at the Closing, Seller shall, and shall cause its Affiliates to, sell, convey, assign, transfer, and deliver to Buyer (or its designated Affiliate), and Buyer shall purchase from Seller and its Affiliates, all of Seller’s (or its applicable Affiliate’s) right, title, and interest in, to, and under all of the following (the “Purchased Assets”):
(a)    the patents and patent applications set forth on Section 1.01(a) of the Disclosure Schedules (the “Purchased Patents”), and all of Seller’s and its Affiliates interest in, to and under the Purchased Patents, including the right to sue for past infringement;
(b)    all Contracts set forth on Section 1.01(b) of the Disclosure Schedules (the “Assigned Contracts”) and the rights to assert claims and take other actions in respect of breaches or other violations of the foregoing occurring after the Closing;
(c)    the inventory and other materials set forth on Section 1.01(c) of the Disclosure Schedules (the “Inventory”);
(d)    all Jointly Owned Inventions relating [***] to the Lipase Project Enzyme (the “Purchased Know-How”);
(e)    all Regulatory Documentation owned [***] by Seller and its Affiliates [***] relating to the other Purchased Assets (the “Acquired Regulatory Documentation”); and
(f)    all other Books and Records owned [***] by Seller and its Affiliates relating [***] to the other Purchased Assets, [***] (collectively, the “Acquired Books and Records”). For clarity, Acquired Books and Records shall specifically exclude all Tax Returns and related workpapers including or relating to the Purchased Assets. Books and Records that do not relate [***] to the other Purchased Assets may be redacted to exclude information that does not relate to the other Purchased Assets.
Section 1.02    Excluded Assets. Other than the Purchased Assets, Buyer expressly understands and agrees that it is not purchasing or acquiring, and Seller is not selling or assigning, any other assets or properties of Seller or its Affiliates, and all such other assets and properties shall be excluded from the Purchased Assets and remain the sole and exclusive property of Seller and/or its Affiliates (collectively, the “Excluded Assets”). Excluded Assets include, but are not limited to, the assets, properties and rights specifically set forth on Section 1.02 of the Disclosure Schedules.
Section 1.03    Assumed Liabilities.
(a)    Subject to the terms and conditions set forth herein, including Section 1.03(b), at the Closing, Buyer shall assume and agree to pay, perform, and discharge when due any and all Liabilities of Seller arising out, of or relating to, ownership of the Purchased Assets or operation of the Business on or after the Closing (collectively, the “Assumed Liabilities”), including, but not limited to, the following:
(i)    all Liabilities arising under the Assigned Contracts from and after the Closing Date (but, for clarity, this does not limit any Liabilities under any Assigned

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Contract (or portion thereof) that is or was a Liability of Buyer or any of its Affiliates prior to the Closing Date pursuant to any Existing Agreement or other agreement between the parties); and
(ii)    all Liabilities for (A) Taxes relating to the Purchased Assets for any taxable period (or any portion thereof) beginning on or after the Closing Date ([***]) and (B) Taxes for which Buyer is liable pursuant to Section 5.09.
(b)    Buyer shall not assume and shall not be responsible to pay, perform or discharge any Liabilities of Seller or its Affiliates other than the Assumed Liabilities (collectively, the “Excluded Liabilities”), which Excluded Liabilities shall include, but not necessarily be limited to:
(i)    any Liabilities arising out of or relating to Seller’s ownership of the Purchased Assets prior to the Closing Date or attributable to any breach of any Assigned Contract on the part of Seller or its Affiliate prior to the Closing Date (but excluding all Liabilities under any Assigned Contract (or portion thereof) that is or was a Liability of Buyer or any of its Affiliates pursuant to any Existing Agreement or other agreement between the parties hereto);
(ii)    any Liabilities [***];
(iii)    any Liabilities [***];
(iv)    any Liabilities arising out of or relating to the Excluded Assets; and
(v)    any Liabilities (A) for Taxes relating to the Purchased Assets for any taxable period (or any portion thereof) ending on or prior to the Closing Date; (B) [***].
Section 1.04    Purchase Price. The aggregate purchase price for the Purchased Assets shall be the sum of (a) $5,000,000 (the “Initial Purchase Price”); plus (b) the amount of any Milestone Earnout Payments due and payable under Section 1.05, plus (c) the amount of any Sales Earnout Payments due and payable under Section 1.06 (such sum, the “Purchase Price”).
Section 1.05    Milestone Earnout. Buyer shall pay to Seller the following one-time, non-refundable, non-creditable milestone payments (each, a “Milestone Earnout Payment”) upon and subject to the achievement of each identified event below (each, a “Milestone”):
(a)    upon [***] (the “[***] Milestone”): $[***];
(b)    upon [***] (the “[***] Milestone”): $[***];
(c)    upon [***]: $[***];
(d)    upon [***]: $[***];
(e)    upon consummation of any Sell-On Transaction [***]: an amount equal to [***] of all Sell-On Transaction Profits;

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(f)    upon consummation of any Sell-On Transaction [***]: an amount equal to [***] of all Sell-On Transaction Profits; and
(g)    upon consummation of any Sell-On Transaction [***]: an amount equal to [***] of all Sell-On Transaction Profits.
For the avoidance of doubt, each of the Milestone Earnout Payments set forth above will be payable only one time, upon the first occurrence of the corresponding Milestone, and no additional payment will be due in the event of any repeated occurrence of such Milestone, including in relation to more than one Product. Under no circumstances shall Buyer be obligated to pay Seller more than $[***] in the aggregate pursuant to subsections (a) through (d) of this Section 1.05.
Buyer shall provide Seller with [***] notice of the achievement of any Milestone, as well as [***] notice after each time Buyer or any of its Affiliates actually receives any Sell-On Transaction Profits (including pursuant to the release of any proceeds from escrow or provided as part of an earnout). Following the receipt of such notice of achievement of a Milestone or notice of receipt of Sell-On Transaction Profits, Seller shall issue an invoice to Buyer for the corresponding Milestone Earnout Payment or documenting that portion of the Sell-On Transaction Profits owed by Buyer to Seller (each such amount, the “Sell-On Transaction Payment”). Each Milestone Earnout Payment or Sell-On Transaction Payment owing pursuant to this Section 1.05 shall be due by Buyer within [***] following Buyer’s receipt of an invoice therefor. Buyer shall pay each Milestone Earnout Payment and Sell-On Transaction Payment by wire transfer of immediately available funds to Seller in accordance with the wire transfer instructions provided by Seller in writing prior to the due date for such payment.
In the event that Buyer consummates any Sell-On Transaction, Buyer shall remain responsible for the payment of the Earnout Payments to Seller [***] in accordance with the terms of this Agreement.
Section 1.06    Sales Earnout.
(a)    Base Line Calculation. Within [***] after the Launch Date, Buyer shall provide to Seller a report detailing the aggregate Net Sales of Zenpep (including Combination Products with Zenpep as the Covered Component) during the [***] period [***] (the “Baseline Zenpep [***] Sales”). Buyer shall include in such report sufficient details to show Buyer’s calculation of such Net Sales, including each subpart thereof. Buyer shall also provide Seller with all supporting documentation [***] requested by Seller [***] to confirm such calculations and amounts. If Seller does not dispute in writing the Baseline Zenpep [***] Sales amount set forth in Buyer’s report within [***] after the delivery thereof, such Baseline Zenpep [***] Sales amount shall be deemed final and binding on the parties. If Seller disagrees with the Baseline Zenpep [***] Sales amount as set forth in Buyer’s report, Seller shall deliver a written notice of dispute to Buyer setting forth in reasonable detail the specific amount(s) disputed, [***], and its proposed calculation of such disputed amount(s), together with reasonable supporting documentation (collectively, the “Baseline Disputed Items”) within [***] after the delivery of Buyer’s report and the parties shall negotiate in good faith a mutually agreeable final Baseline Zenpep [***] Sales amount to be used by the parties. If the parties are not able to agree upon the Baseline Zenpep [***] Sales amount within [***] after Seller provides Buyer with such notice of the dispute, then Seller shall engage an independent certified public accounting firm of internationally recognized standing that is reasonably acceptable to Buyer to audit the calculations. The audit shall be limited to the Baseline Disputed Items that remain unresolved after the parties’ good faith negotiations (the “Unresolved Baseline Disputed Items”). The

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accounting firm shall be required to enter into a reasonable and customary confidentiality and non-use agreement with Buyer to protect the confidentiality of Buyer’s books and records. Buyer and its Affiliates shall make the relevant books and records available during normal business hours for examination by the accounting firm. Except as may otherwise be agreed, the accounting firm shall be provided access to such books and records at Buyer’s or its Affiliates’ facilities where such books and records are normally kept. Upon completion of the audit, the accounting firm shall provide both parties a written report disclosing (i) whether or not Buyer’s report is correct with respect to the Unresolved Baseline Disputed Items, (ii) if any Unresolved Baseline Disputed Item is not correct, the auditor’s determination of the value for such Unresolved Baseline Disputed Item, and (iii) the specific details concerning any discrepancies. The decision of the accounting firm shall be final and binding on the parties absent manifest error. The parties shall initially share the costs of the auditor equally; following completion of the auditor, if (1) the value of the Baseline Zenpep [***] Sales determined by the auditor is [***] than the value of the Baseline Zenpep [***] Sales as put forth by Buyer in its initial report on the Baseline Zenpep [***] Sales, then Buyer shall pay the entire costs of the auditor, including reimbursing Seller for any amounts paid to such auditor by Seller or its Affiliates and (2) the value of the Baseline Zenpep [***] Sales Items determined by the auditor is [***] of the value of the Baseline Zenpep [***] Sales as put forth by Buyer in its initial report on the Baseline Zenpep [***] Sales, [***]. The accounting firm shall not provide Seller with [***] access to Buyer’s confidential information. The “[***] Baseline” is equal to the product of (i) the Baseline Zenpep [***] Sales as determined pursuant to this Section 1.06(a); multiplied by (ii) [***]. The “Quarterly Baseline” is equal to the quotient of (A) the [***] Baseline; divided by (B) four.
(b)    Sales Earnout Payments. For each Calendar Quarter, the “Earnout Sales” means the difference of (i) the Net Sales for such Calendar Quarter, less (ii) the Quarterly Baseline, provided that if such amount is less than $0, the Earnout Sales for the Calendar Quarter will be deemed to be $0. During the Earnout Period, for each Calendar Quarter occurring on or after the Launch Date (including the Calendar Quarter in which the Launch Date occurs), Buyer shall pay to Seller an amount equal to [***] of the Earnout Sales (the “Sales Earnout Payments” and, collectively with the Milestone Earnout Payments, the “Earnout Payments”) in accordance with Section 1.06(d).
(c)    Combination Products. If Buyer, any of its Affiliates, or any Licensee sells any Earnout Product in the form of a Combination Product, Net Sales of such Combination Product for the purpose of determining the Baseline Zenpep [***] Sales pursuant to Section 1.06(a) and Sales Earnout Payments due to Seller pursuant to Section 1.06(b) will be calculated as follows:
(i)    [***];
(ii)    [***];
(iii)    [***]; or
(iv)    [***].
[***].
(d)    Payment Terms and Earnout Statements.

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(i)    Buyer shall pay all Sales Earnout Payments due under this Agreement for each Calendar Quarter within [***] after the end of such Calendar Quarter. Buyer shall make all payments in U.S. dollars by wire transfer of immediately available funds to bank account(s) as designated in writing by Seller from time to time. For the purpose of converting the local currency in which any Net Sales arise into U.S. dollars, the rate of exchange to be applied will be the rate of exchange [***].
(ii)    If any Earnout Payment is not received by Seller when due, Buyer shall pay to Seller interest on the overdue payment from the date such payment was due to the date of actual payment at an annual rate equal to [***] percentage points above the U.S. prime interest rate, as reported by The Wall Street Journal (New York edition) for the first Business Day of the month in which such due date occurs, or if lower, the maximum amount permitted under applicable Law.
(iii) On or before the due date for all payments to Seller pursuant to Section 1.06(d)(i), Buyer shall provide Seller with a statement (an “Earnout Statement”) showing for the relevant Calendar Quarter on an Earnout Product-by-Earnout Product basis:
(A)    the Gross Sales for the sale of Earnout Products; and
(B)    the calculation of Deductions, Net Sales, and Sales Earnout Payments with respect to such Earnout Products, subject to Section 1.06(c) with respect to Combination Products; and
(C)    the exchange rate used for calculating any Sales Earnout Payments.
Upon Seller’s request, Buyer shall provide Seller with such additional documentation as may be reasonably requested by Seller that is [***] for the information included in each Earnout Statement.
Section 1.07    Reports and Reporting. No later than [***] following the end of each Calendar Quarter, Buyer shall provide Seller with a report of Net Sales booked by Buyer on an Earnout Product-by-Earnout Product basis, during such Calendar Quarter ended (each, a “Quarterly Estimate”). For the avoidance of doubt, the Quarterly Estimates are provided for informational purposes only and shall be subject in all respects to the Earnout Statements provided for the applicable Calendar Quarter. No later than [***] after the expiration of each Calendar Year, Buyer shall furnish Seller with a written report (each, an “Annual Report”) setting forth: (a) through and including the Calendar Year in which the first Launch Date occurs, [***] its, its Affiliates,’ and its Licensees’ progress on the Development, Manufacture, and Commercialization of all Products for the Calendar Year just ended, including [***] their progress and efforts towards the achievement of each Milestone; (b) Buyer’s then-current estimates as to the date of achievement for the [***] Milestone and the [***] Milestone; and (c) its, its Affiliates,’ and its Licensees’ projections of Net Sales and Sales Earnout Payments for the then-current Calendar Year; provided [***]. [***]. Upon Seller’s reasonable advance notice (which in no event shall be less than [***]), Buyer shall make its relevant management personnel reasonably available to Seller’s personnel to discuss in greater detail each Annual Report, the information therein, and related questions Seller may have; provided that such access shall be during normal local business hours [***].

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Section 1.08    Allocation of Purchase Price. The Purchase Price and the Assumed Liabilities (and any other amounts, if any, properly included for Tax purposes) shall be allocated in accordance with Section 1060 of the Internal Revenue Code of 1986, as amended (the “Code”) among the Purchased Assets for all U.S. federal income tax purposes as shown on the allocation schedule set forth on Section 1.08 of the Disclosure Schedules (the “Allocation Schedule”). Neither the parties nor any of their respective Affiliates shall take any position on any Tax Return or in any Tax contest, proceeding, audit, appeals or litigation which is inconsistent with the agreed upon allocation unless otherwise required by a final determination within the meaning of Section 1313(a) of the Code (or any similar provision of state, local or non-U.S. Tax Law).
Section 1.09    Non-Assignable Assets; Previously Transferred Assets.
(a)    Notwithstanding anything to the contrary in this Agreement, this Agreement shall not constitute a sale, assignment, or transfer of any Purchased Asset if such sale, assignment, or transfer: (i) violates applicable Law; or (ii) without the consent or waiver of a Person who is not a party to this Agreement or an Affiliate of a party to this Agreement would result in a breach or violation of an Assigned Contract, result in the termination, cancellation, or revocation of an Assigned Contract, or result in the creation of any lien on any Purchased Asset, and such consent or waiver has not been obtained prior to the Closing.
(b)    Following the Closing, Seller and Buyer shall use [***] efforts, and shall cooperate with each other, to obtain any such required consent or waiver, or any release, substitution, or amendment required to assign all Liabilities under any and all Assigned Contracts or other Liabilities that constitute Assumed Liabilities; [***]. Once such consent, waiver, release, substitution, or amendment is obtained, Seller shall promptly sell, assign, and transfer to Buyer the relevant Purchased Asset to which such consent, waiver, release, substitution, or amendment relates [***].
(c)    To the extent that any Purchased Asset or Assumed Liability cannot be transferred to Buyer pursuant to this Section 1.09, Buyer and Seller shall use [***] efforts to enter into such arrangements (such as subleasing, sublicensing, or subcontracting) to provide to the parties the economic and, to the extent permitted under applicable Law, operational equivalent of the transfer of such Purchased Asset or Assumed Liability to Buyer as of the Closing. Buyer shall, to the extent it receives the benefits of the applicable Purchased Asset, as agent or subcontractor for Seller, pay, perform, and discharge fully the liabilities and obligations related to such Purchased Asset or Assumed Liability from and after the Closing Date. To the extent permitted under applicable Law, Seller shall, at Buyer’s expense, hold in trust for and pay to Buyer promptly upon receipt thereof, all income, proceeds, and other monies received by Seller from and after the Closing Date, to the extent related to such Purchased Asset in connection with the arrangements under this Section 1.09. [***].
(d)    The Parties acknowledge that the Assigned Contracts and Inventory set forth in Section 1.09(d) of the Disclosure Schedules, and Assumed Liabilities specifically related thereto were assigned and transferred to, and assumed by, Buyer prior to the date of this Agreement (such Assigned Contracts and Inventory, the “Previously Transferred Assets” and such Assumed Liabilities, the “Previously Assumed Liabilities”). Such Previously Transferred Assets shall be Purchased Assets and, as applicable, Assigned Contracts and Inventory for all purposes of this Agreement, other than the obligation of Seller to assign and transfer the same at Closing, and

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such Previously Assumed Liabilities shall be Assumed Liabilities for all purposes of this Agreement, other than the obligation of Buyer to assume the same at Closing.
Section 1.10    Withholding Taxes. [***]. [***]. The parties shall use [***] efforts to cooperate to mitigate or eliminate any such withholding. To the extent that amounts are so withheld and paid over to the appropriate Tax authority by Buyer, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the person in respect of which such deduction and withholding was made.
Section 1.11    Exploitation of Products. Seller agrees and acknowledges that [***]. Seller acknowledges and agrees that (a) [***], (b) [***], (c) [***], and (d) the parties solely intend the express provisions of this Agreement (and, for the avoidance of doubt, not the Existing Agreements) to govern their contractual relationship with respect to the Purchased Assets and the Products. [***].
ARTICLE II
CLOSING
Section 2.01    Closing. Subject to the terms and conditions of this Agreement, the consummation of the transactions contemplated by this Agreement (the “Closing”) shall take place remotely by exchange of documents and signatures (or their electronic counterparts), on January 5th, 2024 at 8:00 a.m. PST, provided that all of the conditions to Closing set forth in ARTICLE VI are either satisfied or waived by the party entitled to the benefits of such conditions on such date (other than conditions, which by their nature, are to be satisfied on the Closing Date, but subject to the satisfaction of such conditions on the Closing Date or waiver by the party entitled to the benefits of such conditions), or at such other time or place or in such other manner as Seller and Buyer may mutually agree upon in writing. The date on which the Closing is to occur is herein referred to as the “Closing Date.” Each party shall use [***] efforts to satisfy all conditions to Closing set forth in ARTICLE VI that are within such party’s control, obtain all internal approvals and complete all internal procedures necessary to proceed to Closing, and otherwise proceed to Closing as soon as possible after the Effective Date.
Section 2.02    Closing Deliverables.
(a)    At the Closing, Seller shall deliver to Buyer the following:
(i)    a bill of sale in the form of Exhibit C attached hereto and made a part hereof (the “Bill of Sale”) duly executed by Seller, transferring the Inventory, Acquired Books and Records, and any other tangible Purchased Assets to Buyer;
(ii)    an assignment and assumption agreement in the form of Exhibit D attached hereto and made a part hereof (the “Assignment and Assumption Agreement”) duly executed by Seller, effecting the assignment to and assumption by Buyer of the Purchased Assets and the Assumed Liabilities;
(iii)    an assignment in the form of Exhibit E attached hereto and made a part hereof (the “Patent Assignment”) duly executed by Seller, transferring all of Seller’s right, title, and interest in and to the Purchased Patents to Buyer; and
(iv)    a license agreement in the form of Exhibit F attached hereto and made a part hereof (the “Expression System License Agreement” and, collectively with this

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Agreement, the Assignment and Assumption Agreement, and the Patent Assignment, the “Transaction Documents”) duly executed by Seller;
(v)    a duly executed signature page to the A&P Acquisition Agreement, to be held in escrow subject to and in accordance with Section 9.02;
(vi)    a properly completed IRS Form W-9; and
(vii)    a certificate, dated the Closing Date and signed by a duly authorized officer of Seller, that each of the conditions set forth in Section 6.01(a) and Section 6.01(b) have been satisfied.
(b)    At the Closing, Buyer shall deliver to Seller the following:
(i)    the Assignment and Assumption Agreement duly executed by Buyer;
(ii)    the Patent Assignment duly executed by Buyer;
(iii)    the Expression System License Agreement duly executed by Buyer;
(iv)    the Initial Purchase Price by wire transfer of immediately available funds to Seller in accordance with the wire transfer instructions set forth on Section 2.02(b)(iv) of the Disclosure Schedules; and
(v)    a certificate, dated the Closing Date and signed by a duly authorized officer of Buyer, that each of the conditions set forth in Section 6.02(a) and Section 6.02(b) have been satisfied.
Section 2.03    Delivery of Records. Promptly and in any event within [***] after the Closing Date, Seller shall deliver to Buyer copies of the Acquired Regulatory Documentation and the Acquired Books and Records via virtual data room or other file-share platform reasonably acceptable to Buyer (or such other method as mutually agreed by the parties), provided that Seller shall have no obligation to deliver to Buyer any such Acquired Regulatory Documentation or Acquired Books and Records that are already in Buyer’s or its Affiliates possession or that are publicly available.
ARTICLE III
REPRESENTATIONS AND WARRANTIES OF SELLER
Except as set forth in the Disclosure Schedules, Seller represents and warrants to Buyer that the statements contained in this ARTICLE III are true and correct as of the date hereof.
Section 3.01    Organization and Authority of Seller. Seller is a corporation duly organized, validly existing, and in good standing under the Laws of the State of Delaware. Seller has all necessary corporate power and authority to enter into this Agreement and the other Transaction Documents to which Seller is a party, to carry out its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby. The execution and delivery by Seller of this Agreement and any other Transaction Document to which Seller is a party, the performance by Seller of its obligations hereunder and thereunder, and the consummation by Seller of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate action on the part of Seller. This Agreement and the Transaction Documents constitute legal, valid, and binding obligations of Seller enforceable against Seller

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in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar Laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).
Section 3.02    No Conflicts or Consents. The execution, delivery, and performance by Seller of this Agreement and the other Transaction Documents to which it is a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not: (a) violate or breach any provision of the certificate of incorporation or by-laws of Seller; (b) violate or breach any provision of any Law or Governmental Order applicable to Seller or the Purchased Assets; (c) except as set forth in Section 3.02 of the Disclosure Schedules, require the consent, notice, or other action by any Person under, conflict with, violate or breach, constitute a default under, or result in the acceleration of any Assigned Contract; or (d) except as set forth in Section 3.02 of the Disclosure Schedules, require any consent, permit, Governmental Order, filing, or notice from, with, or to any Governmental Authority; except, in the cases of clauses (b) and (c), where the violation, breach, conflict, default, acceleration, or failure to obtain consent or give notice would not have a Material Adverse Effect and, in the case of clause (d), where such consent, permit, Governmental Order, filing, or notice which, in the aggregate, would not have a Material Adverse Effect.
Section 3.03    Intellectual Property. Section 3.03 of the Disclosure Schedules contains a current and complete list of all Purchased Patents, specifying as to each, as applicable: the title; the jurisdiction by or in which it has been issued, registered, or filed; the patent, registration or application serial number; and the issue, registration, or filing date. The Purchased Patents constitute all currently-existing Patents owned by Seller that [***] for the Manufacturing or use of CDX-7108 as it currently exists, other than any Patents covered by the Expression System License Agreement. Except for the Purchased Patents and any Patents covered by the Expression System License Agreement, Seller Controls no Patents that [***] for the Manufacturing or use of, CDX-7108 as it currently exists. Other than with respect to any ownership right, title, or interest of Buyer or any of its Affiliates, Seller owns all right, title, and interest in and to the Purchased Patents and Seller has not granted any license or other right under any of the Purchased Patents to any Third Party other than to service providers under the Assigned Contracts. All assignments and other instruments necessary to establish and record Seller’s ownership interest in the Purchased Patents have been executed, delivered, and filed with the relevant Governmental Authorities and authorized registrars. All required filings and fees related to the Purchased Patents due and payable prior to the Effective Date have been submitted with and paid to the relevant Governmental Authorities and authorized registrars. To Seller’s Knowledge, (a) no Person is infringing any Purchased Patents, and (b) except as set forth on Section 3.03(b) of the Disclosure Schedules, there are no actual or threatened claims that (i) the currently-listed inventorship of the Purchased Patents is incorrect, (ii) CDX-7108 (as existing on the date hereof) infringes any Third Party intellectual property rights or (iii) the use of the Codexis Expression System (as defined in the Expression System License Agreement) to manufacture any Cell Bank (as defined in the Expression System License Agreement) or CDX-7108 as it currently exists infringes any Third Party intellectual property rights.
Section 3.04    Assigned Contracts.
(a)    Correct and complete copies of each Assigned Contract, have been made available to Buyer and its Representatives, including all amendments and modifications and side agreements relating thereto.

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(b)    Except as set forth on Section 3.04 of the Disclosure Schedules: (i) each of the Assigned Contracts represents a legal, valid and binding obligation of Seller and, to Sellers’ Knowledge, each other party thereto, and is enforceable against Seller and, to Seller’s Knowledge, each other party thereto, in accordance with its terms, and is in full force and effect, and (ii) none of Seller or, to Seller’s Knowledge, any other party thereto is in material breach of, or material default under, or has provided or received any notice of any intention to terminate, any of the Assigned Contracts, or has committed or failed to perform any act which, with or without notice, lapse of time or both would constitute a material breach of or material default under any of the Assigned Contracts.
Section 3.05    Title to Inventory. Seller has good and valid title to all Inventory included in the Purchased Assets, free and clear of any lien, charge, claim, pledge, security interest, or other similar encumbrance (“collectively, “Encumbrances”), except for: (a) liens for Taxes not yet due and payable or being contested in good faith by appropriate procedures; (b) mechanics’, carriers’, workmen’s, repairmen’s, warehouse, or other like liens arising or incurred in the ordinary course of business; and (c) liens arising under original purchase price conditional sales contracts with third parties entered into in the ordinary course of business (collectively, “Permitted Encumbrances”).
Section 3.06    Legal Proceedings; Governmental Orders.
(a)    Except as set forth in Section 3.06(a) of the Disclosure Schedules, there are no material claims, actions, suits, investigations, or other legal proceedings (collectively, “Actions”) pending or, to Seller’s Knowledge, threatened against or by Seller or its Affiliates relating to or affecting the Purchased Assets or the Assumed Liabilities.
(b)    Except as set forth in Section 3.06(b) of the Disclosure Schedules, there are no outstanding Governmental Orders against, relating to, or affecting the Purchased Assets, which would have a Material Adverse Effect.
Section 3.07    Brokers. No broker, finder, or investment banker is entitled to any brokerage, finder’s, or other fee or commission in connection with the transactions contemplated by this Agreement or any other Transaction Document based upon arrangements made by or on behalf of Seller or any of its Affiliates.
Section 3.08    No Other Representations and Warranties. Except for the representations and warranties contained in this ARTICLE III (including the related portions of the Disclosure Schedules), neither Seller nor any other Person has made or makes any other express or implied representation or warranty, either written or oral, on behalf of Seller, including any representation or warranty as to the accuracy or completeness of any information, documents, or material regarding the Products and the Purchased Assets furnished or made available to Buyer and its Representatives in any form (including any information, documents, or material delivered or made available to Buyer on behalf of Seller for purposes of this Agreement), or as to the future revenue, profitability, or success of the Products, or any representation or warranty arising from statute or otherwise in Law.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF BUYER
Except as set forth in the Disclosure Schedules, Buyer represents and warrants to Seller that the statements contained in this ARTICLE IV are true and correct as of the date hereof

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Section 4.01    Organization and Authority of Buyer. Buyer is a société anonyme duly organized, validly existing and in good standing under the Laws of Switzerland. Buyer has all necessary corporate power and authority to enter into this Agreement and the other Transaction Documents to which Buyer is a party, to carry out its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby. The execution and delivery by Buyer of this Agreement and any other Transaction Document to which Buyer is a party, the performance by Buyer of its obligations hereunder and thereunder, and the consummation by Buyer of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate action on the part of Buyer. This Agreement and the Transaction Documents constitute legal, valid, and binding obligations of Buyer enforceable against Buyer in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar Laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).
Section 4.02    No Conflicts; Consents. The execution, delivery, and performance by Buyer of this Agreement and the other Transaction Documents to which it is a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not: (a) violate or breach any provision of the certificate of incorporation or by-laws of Buyer; (b) violate or breach any provision of any Law or Governmental Order applicable to Buyer; (c) require the consent, notice or other action by any Person under, conflict with, violate or breach, constitute a default under, or result in the acceleration of any agreement to which Buyer is a party; or (d) require any consent, permit, Governmental Order, filing, or notice from, with, or to any Governmental Authority by or with respect to Buyer.
Section 4.03    Solvency; Sufficiency of Funds. Immediately after giving effect to the transactions contemplated hereby, Buyer shall be solvent and shall: (a) be able to pay its debts as they become due; (b) own property that has a fair saleable value greater than the amounts required to pay its debts (including a reasonable estimate of the amount of all Liabilities); and (c) have adequate capital to carry on its business. No transfer of property is being made and no obligation is being incurred in connection with the transactions contemplated hereby with the intent, on the part of Buyer, to hinder, delay, or defraud either present or future creditors of Buyer or Seller. In connection with the transactions contemplated hereby, Buyer has not incurred, nor plans to incur, debts beyond its ability to pay as they become absolute and matured.
Section 4.04    Legal Proceedings. There are no Actions pending or, to Buyer’s knowledge, threatened against or by Buyer that challenge or seek to prevent, enjoin, or otherwise delay the transactions contemplated by this Agreement.
Section 4.05    Brokers. No broker, finder, or investment banker is entitled to any brokerage, finder’s, or other fee or commission in connection with the transactions contemplated by this Agreement or any other Transaction Document based upon arrangements made by or on behalf of Buyer or any of its Affiliates.
Section 4.06    Independent Investigation. Buyer has conducted its own independent investigation, review, and analysis of the Products and the Purchased Assets, and acknowledges that it has been provided adequate access to the personnel, properties, assets, premises, books and records, and other documents and data of Seller for such purpose. Buyer acknowledges and agrees that: (a) in making its decision to enter into this Agreement and to consummate the transactions contemplated hereby, Buyer has relied solely upon its own investigation and the express representations and warranties of Seller set forth in ARTICLE III of this Agreement (including related portions of the Disclosure Schedules); and (b)

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neither Seller nor any other Person has made any representation or warranty as to Seller, the Products, the Purchased Assets, or this Agreement, except as expressly set forth in ARTICLE III of this Agreement (including the related portions of the Disclosure Schedules).
Section 4.07    Other Representations and Warranties. Except for the representations and warranties contained in this ARTICLE IV, neither Buyer nor any other Person has made or makes any other express or implied representation or warranty, either written or oral, on behalf of Buyer, including any representation or warranty as to the accuracy or completeness of any information, documents, or material furnished or made available to Seller and its Representatives in any form (including any information, documents, or material delivered or made available to Seller on behalf of Buyer for purposes of this Agreement) or any representation or warranty arising from statute or otherwise in Law.
ARTICLE V
COVENANTS
Section 5.01    Certain Activities Prior to the Closing. From the Effective Date until the Closing, except as otherwise provided in this Agreement, or consented to in writing by Buyer (which consent shall not be unreasonably withheld, conditioned, or delayed), Seller shall use [***] efforts to maintain and preserve intact all Purchased Assets, and, without limiting the generality of the foregoing, shall not during such period:
(a)    sell, assign, lease, transfer, abandon, fail to maintain, permit to lapse, grant any license or sublicense under or with respect to, or otherwise dispose of any of the Purchased Assets;
(b)    create, incur or otherwise allow the imposition of any Encumbrance upon any of the Purchased Assets, except for Permitted Encumbrances; or
(c)    agree in writing to do any of the foregoing.
Section 5.02    Supplement to Disclosure Schedules. From time to time prior to the Closing, Seller shall have the right (but not the obligation) to supplement or amend the Disclosure Schedules hereto with respect to any matter hereafter arising after the Effective Date (each a “Schedule Supplement”), in which case, Seller shall promptly, and in any event prior to Closing, deliver a revised version of the Disclosure Schedules to Buyer. [***].
Section 5.03    Confidentiality.
(a)    Nondisclosure. Each party agrees that, during the Term and thereafter, a party (the “Receiving Party”) receiving Confidential Information of the other party (the “Disclosing Party”) (or that has received any such Confidential Information from the other party prior to the Effective Date) shall (i) maintain in confidence such Confidential Information using not less than the efforts such Receiving Party uses to maintain in confidence its own proprietary industrial information of similar kind and value, which shall be no less than a reasonable degree of care, (ii) not disclose such Confidential Information to any Third Party without the prior written consent of the Disclosing Party, except for disclosures expressly permitted below, and (iii) not use such Confidential Information for any purpose except those permitted by this Agreement. Each Receiving Party will promptly notify the Disclosing Party upon gaining knowledge of any material use or disclosure of Confidential Information of the other party not permitted pursuant to this Section 5.03. [***]. For the further avoidance of doubt, all Licensed Know-How is and shall

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be Confidential Information of Seller. The obligations in this Section 5.03 shall not apply with respect to any portion of the Confidential Information that the Receiving Party may receive to the extent that such information:
(i)    is publicly disclosed by the Disclosing Party, either before or after it is disclosed to the Receiving Party hereunder;
(ii)    was known to the Receiving Party or any of its Affiliates, without any obligation to keep it confidential or any restriction on its use, prior to disclosure by the Disclosing Party, and such prior knowledge can be properly documented by the Receiving Party;
(iii)    is subsequently disclosed to the Receiving Party or any of its Affiliates by a Third Party lawfully in possession thereof and without any obligation to keep it confidential or any restriction on its use;
(iv)    is published by a Third Party or otherwise becomes publicly available or enters the public domain, either before or after it is disclosed to the Receiving Party without the Receiving Party’s breach of the terms of this Agreement; or
(v)    is independently developed by employees or contractors of the Receiving Party or any of its Affiliates without the aid, application, or use of Confidential Information of the Disclosing Party, and such independent development can be properly documented by the Receiving Party.
(b)    Authorized Disclosure. The Receiving Party may disclose Confidential Information belonging to the Disclosing Party only to the extent such disclosure is reasonably necessary in the following instances:
(i)    complying with applicable Laws and regulations (including the rules and regulations of the Securities and Exchange Commission or any national securities exchange) and with judicial or administrative process, if in the reasonable opinion of the Receiving Party’s counsel, such disclosure is so required for such compliance and the Receiving Party discloses no more than required in its reasonable judgment, and further provided that with respect to judicially or administratively required disclosures, the Receiving Party (to the extent legally permissible) shall promptly inform the other party of such required disclosure and use [***] efforts to provide the other party an opportunity to challenge or limit the disclosure obligations; and
(ii)    disclosure to its Affiliates, and to its bona fide actual or potential (A) permitted Licensees, (B) investment bankers, investors, lenders, or acquirers, or permitted assignees under Section 11.06, in each case, solely for diligence purposes, and (C) each of the parties’ respective Representatives, in each case of (A), (B), and (C), each of whom prior to disclosure must be bound by obligations of confidentiality and non-use no less restrictive than the obligations set forth in this Section 5.03; provided, however, that the Receiving Party shall remain responsible for any failure by any Person who receives Confidential Information pursuant to this Section 5.03(b)(ii) to treat such Confidential Information as required under this Section 5.03.

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If and whenever any Confidential Information is disclosed in accordance with this Section 5.03(b), such disclosure shall not cause any such information to cease to be Confidential Information, except to the extent that such disclosure results in a public disclosure of such information (other than by breach of this Agreement).
(c)    Tax Filings. Notwithstanding any provision of this Agreement to the contrary, each party (and their Affiliates) shall be free to disclose this Agreement, the contents hereof, and the transactions contemplated hereby to any Governmental Authority in connection with the filing of any Tax Return and in any Tax audits, assessments, or administrative or judicial proceedings or other Actions relating to Tax Returns or Taxes.
Section 5.04    Public Announcements. Unless otherwise required by applicable Law, no party to this Agreement shall make any public announcements in respect of this Agreement or the transactions contemplated hereby without the prior written consent of the other party (which consent shall not be unreasonably withheld, conditioned, or delayed), and the parties shall cooperate as to the timing and contents of any such announcement. Notwithstanding the foregoing, Seller may, following the Effective Date, issue a press release regarding this Agreement and the transactions contemplated hereby containing the information and generally in the form as set forth in Exhibit G attached to and made a part of this Agreement. The contents of any announcement or similar publicity, which has been reviewed and approved by the reviewing party (including the press release referred to in the prior sentence), can be re-released by either party without a requirement for re-approval.
Section 5.05    Exclusivity.
(a)    During the Restricted Period, Seller shall not, and shall not permit any of its Affiliates to, directly or indirectly engage in, for its own benefit or for, with, or through any other Person, [***], any other company, partnership, proprietorship, enterprise, organization or business venture of any kind whatsoever engaged in the Development, Manufacture, Commercialization or other Exploitation of any lipase-containing product in the field of pancreatic enzyme replacement therapy (the “Restricted Business”) [***]. Notwithstanding the foregoing, Seller may own, directly or indirectly, solely as an investment, securities of any Person traded on any national securities exchange if Seller is not a controlling Person of, or a member of a group which controls, such Person and does not, directly or indirectly, own [***] or more of any class of securities of such Person. The “Restricted Period” shall commence on the Closing Date and shall continue until the third (3rd) anniversary of the Closing Date; provided [***].
(b)    Each party acknowledges that a breach or threatened breach by it of this Section 5.05 could give rise to irreparable harm to the other party, for which monetary damages may not be an adequate remedy, and hereby agrees that in the event of a breach or a threatened breach by such party of any such obligations, the other party shall, in addition to any and all other rights and remedies that may be available to it in respect of such breach, be entitled to seek equitable relief, including a temporary restraining order, an injunction, specific performance, and any other relief that may be available from a court of competent jurisdiction (without any requirement to post bond, which such party hereby waives).
(c)    Each party acknowledges that the restrictions contained in this Section 5.05 are reasonable and necessary to protect the legitimate interests of the other party and constitute a material inducement to each party to enter into this Agreement and consummate the transactions contemplated by this Agreement. In the event that any covenant contained in this Section 5.05

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should ever be adjudicated to exceed the time, geographic, product, or service or other limitations permitted by applicable Law in any jurisdiction, then any court is expressly empowered to reform such covenant, and such covenant shall be deemed reformed, in such jurisdiction to the maximum time, geographic, product, or service or other limitations permitted by applicable Law. The covenants contained in this Section 5.05 and each provision hereof are severable and distinct covenants and provisions. The invalidity or unenforceability of any such covenant or provision as written shall not invalidate or render unenforceable the remaining covenants or provisions hereof, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such covenant or provision in any other jurisdiction.
Section 5.06    Patent Prosecution and Maintenance.
(a)    Following the Closing Date, Buyer shall have the sole right to Prosecute all Purchased Patents and Resultant Patents, including any Patent Term Extensions or Supplementary Protection Certificates thereto, and shall be solely responsible for the cost and expense thereof. Buyer shall have the sole right to determine the strategy and material aspects of Prosecution of the Purchased Patents and Resultant Patents, including where and when applications for Purchased Patents and Resultant Patents will be filed, and claims to be included, excluded, or modified in Purchased Patents and Resultant Patents applications, or on the selection of internal or external patent counsel or patent agents to be used for filing, Prosecuting and maintaining the Purchased Patents and Resultant Patents.
(b)    Seller shall provide to Buyer all reasonable assistance requested by Buyer in connection with Prosecution under this Section 5.06, including allowing Buyer reasonable access to Seller’s and its Affiliates’ files and documents and Seller’s and its Affiliates’ then-current personnel and inventors who may have possession of information relevant to the Prosecution. Any such cooperation by Seller and its Affiliates with respect to the Purchased Patents and Resultant Patents or any such Prosecution shall be at Buyer’s cost and expense and Buyer shall reimburse Seller for such reasonable and documented costs and expenses of Seller and its Affiliates.
Section 5.07    Patent Enforcement.
(a)    Buyer shall have the sole right to enforce the Purchased Patents and Resultant Patents and intellectual property rights in Purchased Know-How, including for past infringement, against Third Party infringers (and enter into settlement agreements with such Third Party infringers). Any recovery obtained in any such enforcement action (or settlement thereof) shall belong to Buyer and Buyer shall treat that portion of the recovery that is attributable to lost sales or disgorged profits (net of any non-reimbursed costs and expenses directly related to such enforcement action (or settlement thereof)) as Net Sales hereunder. Buyer shall be responsible for all costs and expenses associated with such enforcement.
(b)    Seller shall provide to Buyer all reasonable assistance requested by Buyer in connection with any Action under this Section 5.07, including allowing Buyer reasonable access to Seller’s and its Affiliates’ files and documents and Seller’s and its Affiliates’ then-current personnel who may have possession of information relevant to the Action. Any such cooperation by Seller with respect to the Purchased Patents and Resultant Patents or any such Action shall be at Buyer’s cost and expense and Buyer shall reimburse Seller for such reasonable and documented costs and expenses of Seller.

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Section 5.08    Bulk Sales Laws. The parties hereby waive compliance with the provisions of any bulk sales, bulk transfer or similar Laws of any jurisdiction that may otherwise be applicable with respect to the sale of any or all of the Purchased Assets to Buyer.
Section 5.09    VAT. The Purchase Price is exclusive of VAT. Any party receiving a supply under this Agreement hereby covenants that it will pay any such VAT correctly charged in addition to any amounts due under this Agreement. The supplying party agrees that it will raise a Tax invoice (or equivalent document) to support the charge to VAT. Where the prevailing legislation requires a VAT reverse charge, then the receiving party covenants that it shall correctly account for VAT in respect of the services received. To the extent that any VAT is chargeable on any Purchased Assets transferred pursuant to this Agreement, Seller shall deliver to Buyer: (i) a valid VAT invoice where required by applicable Law or practice and (ii) any other documentation as may be reasonably requested by Buyer to assist it to recover the VAT chargeable or payable, in each case, in such form and within such timing as may be required by Law. An amount equal to the amount of VAT chargeable or payable by Seller on the Purchased Assets transferred shall be paid in addition to the consideration provided in this Agreement, by Buyer to Seller within [***] of receipt of a valid VAT invoice (or where no invoice is required, within [***] of demand) or, if later, [***] before the date on which the obligation to account for VAT would have had to be discharged in order to avoid liability to interest or a charge or penalty. Seller shall account for all amounts in respect of VAT paid to it by Buyer to the appropriate Governmental Authorities in compliance with applicable Laws. Both parties shall use [***] efforts to avail of VAT zero-rating, reduced rating or exemption that could apply. In the event that the local competent Tax authority determines that VAT is chargeable, Buyer in the first instance shall undertake all reasonable steps to refute any such assertions by the local Tax authority. Each party shall be responsible for any Taxes due on their own account, including any penalties or interest accruing due to incorrect VAT treatment of the supplies of goods or services made by that party or any failure to correctly account for VAT on any receipt of a supply of goods or services under this Agreement, except where those penalties or interest arise as a result of the actions of the other party, in which case that party shall be liable to reimburse the value of the penalties and interest.
Section 5.10    Further Assurances. Following the Closing, each of the parties hereto shall, and shall cause their respective Affiliates to, execute and deliver such additional documents, instruments, conveyances, and assurances and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the transactions contemplated by this Agreement and the other Transaction Documents.
Section 5.11    Books and Records; Audit.
(a)    For a period of [***] from the date the last Milestone Earnout Payment or Sales Earnout Payment is made to Seller, Buyer shall, and shall require its Affiliates and Licensees to, keep and maintain complete, true, accurate, and detailed books and records for the purpose of calculating any amounts due to Seller hereunder, including any Earnout Payments and Sell-On Transaction Payments. Buyer and its Affiliates shall require Licensees to report to Buyer or its Affiliates, as applicable, the information required to be made available to Seller pursuant to Section 1.06(d) and this Section 5.11.
(b)    Following the Launch Date, Seller shall have the right to examine and audit Buyer’s and its Affiliates’ books and records referred to in Section 5.11(a) to verify the accuracy of any reports or payments prepared or delivered to Seller pursuant to this Agreement. Any such audit shall be on at least [***] prior written notice. Seller’s rights to perform an audit under this

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Section 5.11 shall be limited to not more than [***] and shall be limited to the pertinent books and records for any Calendar Year ending not more than [***] before the date of the request [***]. The audit shall be performed [***] by an independent certified public accounting firm of internationally recognized standing that is selected by Seller [***]. The accounting firm shall be required to enter into a reasonable and customary confidentiality and non-use agreement with Buyer to protect the confidentiality of its books and records. Buyer and its Affiliates shall make the relevant books and records [***] available during normal business hours for examination by the accounting firm. Except as may otherwise be agreed, the accounting firm shall be provided access to such books and records at Buyer’s or its Affiliates’ facilities where such books and records are normally kept. Upon completion of the audit, the accounting firm shall provide both parties a written report disclosing whether or not the relevant reports or payments are correct, and the specific details concerning any discrepancies. The decision of the accounting firm shall be final and binding on the parties absent manifest error. The accounting firm shall not provide Seller with [***] access to Buyer’s confidential information. If the accounting firm conducting an audit pursuant to this Section 5.11 concludes as a result of such audit that any additional amounts were due and payable to Seller, Buyer shall pay such additional amounts to Seller within [***] after the date that the parties receive such accountant’s written report, together with interest as per Section 1.06(d)(ii). If the total amount of any underpayments by Buyer to Seller exceeds the lesser of: (i) $[***]; or (ii) [***] of the aggregate total amount that was properly due and payable to Seller for any Calendar Year, then Buyer shall also reimburse Seller for the documented, reasonable out-of-pocket expenses incurred in conducting the audit, including all costs and expenses paid or payable to the accounting firm. If the accounting firm conducting an audit pursuant to this Section 5.11 concludes as a result of such audit that any overpayment of Earnout Payments or other amounts due under this Agreement occurred, Buyer shall receive a credit equal to the amount of such overpayment for use as a credit against future Earnout Payments, if any, otherwise payable to Seller hereunder. Notwithstanding the foregoing, if Buyer reasonably and in good faith expects that the amount of such overpayment will exceed the amount of all Earnout Payments payable by Buyer to Seller in the next [***], at the written election of Buyer, Seller shall pay the amount by which such overpayment to Buyer exceeds such estimated Earnout Payments for the next [***] in cash (with such remaining amount of the overpayment a credit against future Earnout Payments, if any, otherwise payable to Seller hereunder), provided that if such amount to be paid by Seller in cash exceeds $[***], Seller may pay such amount in [***] installments over the next [***].
Section 5.12    Termination of the Existing Agreements. Effective as of the Closing:
(a)    the Development Agreement is terminated and cancelled in its entirety by the parties pursuant to Section 10.2(a) of the Development Agreement, except for Articles 2, 3, 8, 9, 12, 13, 14, and 15 and Sections 10.1 and 10.3 of the Development Agreement which shall survive termination as per the terms of the Development Agreement (but shall no longer apply to the Lipase Project Enzyme, the Purchased Patents, the Resultant Patents, or the Purchased Know-How), and upon such termination the Development Agreement (other than such identified surviving Articles and Section) shall have no further force or effect and none of the parties thereto shall have any further rights or obligations with respect thereto; and
(b)    the Strategic Collaboration Agreement is terminated and cancelled in its entirety by the parties pursuant to Section 12.2.1 of the Strategic Collaboration Agreement, except for Articles 2, 6, 7, 8, 11, 16, and 17 and Sections 5.7, 9.5, 10.1, 12.1, 14.1, and 15.1 of the Strategic Collaboration Agreement which shall survive termination as per the terms of the Strategic

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Collaboration Agreement (but shall no longer apply to the Lipase Project Enzyme, the Purchased Patents, the Resultant Patents, and the Purchased Know-How), and upon such termination the Strategic Collaboration Agreement (other than such identified surviving Articles and Section) shall have no further force or effect and none of the parties thereto shall have any further rights or obligations with respect thereto.
If there is any conflict or inconsistency between the provisions of the surviving Articles and Sections of an Existing Agreement and the provisions of any Transaction Document, then the provisions of the Transaction Documents shall prevail. For clarity, the Lipase Project Enzyme, the Purchased Patents, the Resultant Patents, and the Purchased Know-How, and Buyer’s corresponding interest in the Lipase Project Enzyme and such Purchased Patents, Resultant Patents, and Purchased Know-How under the Existing Agreements, shall cease to constitute Joint Patents or Jointly Owned Inventions under any Existing Agreement and cease to be subject to the terms of the Existing Agreements (including the provisions thereof surviving the termination thereof) and, as between the parties, the Prosecution, defense, and enforcement of the Purchased Patents, Resultant Patents, the Purchased Know-How, and Acquired Regulatory Documentation will be controlled solely by the terms of this Agreement and not the surviving Articles and Sections of any Existing Agreement. For clarity, all right, title, and interest in the Purchased Patents, including the right to sue for past infringement, shall belong solely to Buyer as of the Closing Date.
Section 5.13    License to Know-How. Effective as of the Closing Date and subject to the terms of this Section 5.13, Seller (on behalf of itself and its Affiliates) hereby grants to Buyer, and Buyer accepts, a non-exclusive, perpetual, irrevocable, royalty-free, worldwide, non-transferable (except as set forth below), sublicensable (solely as set forth below) license under the Licensed Know-How to Manufacture, Develop, Commercialize, and otherwise Exploit the Lipase Project Enzyme anywhere in the world, [***]. Buyer shall have no rights or license to any enhancements, improvements, or other modifications to the Licensed Know-How made by or on behalf of Seller or any of its Affiliates after the Closing Date. All use of the Licensed Know-How by or under authority of Buyer (or its successors and assigns) from and after the Closing Date shall be on an “AS IS, WHERE IS” basis, with all faults and all express and implied representations and warranties disclaimed, and at its sole risk. All rights not expressly granted by Seller and its Affiliates hereunder are reserved by Seller and its Affiliates. The license to the Licensed Know-How granted under this Section 5.13 shall be sublicensable (including through multiple tiers of sublicensees) only to (i) Affiliates (but only for so long as they remain Affiliates of Buyer), Licensees, and service providers of Buyer and (ii) any Third Party that acquires one or more of the Purchased Patents or Resultants Patents and such Third Party’s Affiliates (but only for so long as they remain Affiliates of such Third Party) and service providers, in each case, for use solely within the scope of the above license, and shall be assignable and transferable only to successors in interest to all or substantially all of the assets of Buyer relating to the Products. Buyer is liable for any acts or omissions of its Licensees, Affiliates, employees, contractors, representatives, and (direct and indirect) sublicensees that would, if an act or omission of Buyer, be a breach of this Section 5.13. The rights and licenses granted in this Section 5.13 are subject to, and limited by, any and all licenses, rights, limitations, and restrictions with respect to the Licensed Know-How previously granted to or otherwise obtained by any Third Party that are in effect as of the Closing Date. Nothing contained herein will be construed as an obligation to disclose or deliver any technical information or embodiment of any Licensed Know-How or to provide any technical assistance or other services or deliverables to Buyer or its Affiliates.
Section 5.14    [***]. [***].

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.
ARTICLE VI
CONDITIONS TO CLOSING
Section 6.01    Conditions on Obligations of Buyer. The obligations of Buyer to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment or Buyer’s waiver, at or prior to the Closing, of each of the following conditions:
(a)    The representations and warranties of Seller contained in ARTICLE III shall be true and correct in all respects as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, which shall be true and correct in all respects as of that specified date), except where the failure of such representations and warranties to be true and correct would not have a Material Adverse Effect.
(b)    Seller shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement and each of the other Transaction Documents to be performed or complied with by it prior to or on the Closing Date.
(c)    Seller shall have delivered to Buyer duly executed counterparts to the Transaction Documents (other than this Agreement) and such other documents and deliverables set forth in Section 2.02(a).
Section 6.02    Conditions on Obligations of Seller. The obligations of Seller to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment or Seller’s waiver, at or prior to the Closing, of each of the following conditions:
(a)    The representations and warranties of Buyer contained in ARTICLE IV shall be true and correct in all respects as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, which shall be true and correct in all respects as of that specified date), except where the failure of such representations and warranties to be true and correct would not have a material adverse effect on Buyer’s ability consummate the transactions contemplated hereby.
(b)    Buyer shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement and each of the other Transaction Documents to be performed or complied with by it prior to or on the Closing Date.
(c)    Buyer shall have delivered to Seller duly executed counterparts to the Transaction Documents (other than this Agreement) and such other documents and deliverables set forth in Section 2.02(b).
ARTICLE VII
INDEMNIFICATION
Section 7.01    Survival. Subject to the limitations and other provisions of this Agreement, the representations and warranties contained herein shall survive the Closing and shall remain in full force and effect until the date that is [***] from the Closing Date. None of the covenants or other agreements contained in this Agreement shall survive the expiration or other termination of the Term other than those which by their terms contemplate performance after termination (including Section 5.03 (Confidential Information) and Section 5.11 (Books and Records; Audits)), and each such surviving covenant and

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agreement shall survive termination for the period contemplated by its terms. Notwithstanding the foregoing, any claims asserted in good faith with reasonable specificity (to the extent known at such time) and in writing by notice from the non-breaching party to the breaching party prior to the expiration date of the applicable survival period shall not thereafter be barred by the expiration of such survival period and such claims shall survive until finally resolved.
Section 7.02    Indemnification by Seller. Subject to the other terms and conditions of this ARTICLE VII, from and after the Closing, Seller shall indemnify Buyer, its Affiliates, and each of their successors and assigns (collectively, the “Buyer Indemnified Parties”) against, and shall hold the Buyer Indemnified Parties harmless from and against, any and all losses, damages, liabilities, deficiencies, Actions, judgments, interest, awards, penalties, fines, costs, or expenses of whatever kind, including reasonable out-of-pocket expenses of investigation and reasonable attorneys’ fees and expenses in connection with any action, [***] (collectively, “Losses”), incurred or sustained by, or imposed upon, any Buyer Indemnified Party based upon, arising out of, with respect to, or by reason of:
(a)    [***];
(b)    [***]; or
(c)    any Excluded Liability.
Section 7.03    Indemnification by Buyer. Subject to the other terms and conditions of this ARTICLE VII, from and after the Closing, Buyer shall indemnify Seller, its Affiliates, and each of their successors and assigns (collectively, the “Seller Indemnified Parties”) against, and shall hold the Seller Indemnified Parties harmless from and against, any and all Losses incurred or sustained by, or imposed upon, any Seller Indemnified Party based upon, arising out of, with respect to, or by reason of:
(a)    [***];
(b)    [***]; or
(c)    [***], any Assumed Liability or Buyer’s, its Affiliates’, and its Licensees’ conduct of the Business after the Closing.
Section 7.04    Certain Limitations. The party making a claim under this ARTICLE VII is referred to as the “Indemnified Party,” and the party against whom such claims are asserted under this ARTICLE VII is referred to as the “Indemnifying Party.” The indemnification provided for in Section 7.02 and Section 7.03 shall be subject to the following limitations:
(a)    The Indemnifying Party shall not be liable to the Indemnified Party for indemnification under Section 7.02(a) or Section 7.03(a), as the case may be, until the aggregate amount of all Losses in respect of indemnification under Section 7.02(a) or Section 7.03(a) exceeds $[***] (the “Deductible”), in which event the Indemnifying Party shall only be required to pay or be liable for Losses in excess of the Deductible.
(b)    The aggregate amount of all Losses for which a Seller shall be liable pursuant to Section 7.02(a) shall not exceed [***] of the Purchase Price (the “Cap”).
(c)    In no event shall any Indemnifying Party be liable to any Indemnified Party for any punitive, incidental, consequential, special, or indirect damages, or for any damages based on

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loss of future revenue or income, loss of business reputation or opportunity relating to the breach or alleged breach of this Agreement, or diminution of value or any damages based on any type of multiple, [***].
(d)    [***].
(e)    Seller shall not be liable under this ARTICLE VII for any Losses based upon or arising out of any inaccuracy in or breach of any of the representations or warranties of Seller contained in this Agreement if Buyer [***] knowledge of such inaccuracy or breach prior to the Closing.
For purposes of calculating the Deductible or the Cap with respect to any Losses, the Deductible or Cap, as applicable, will be calculated as of the date on which such Loss is payable by the Indemnifying Party to the Indemnified Party and the Purchase Price for purposes of such calculation will be equal to the aggregate of the Initial Purchase Price, the Milestone Earnout Payments, and Sales Earnout Payments paid or payable by Buyer to Seller during the period from the Closing Date until (and including) the date on which such Loss is payable; [***].
Section 7.05    Indemnification Procedures. Whenever any claim shall arise for indemnification hereunder, the Indemnified Party shall promptly provide written notice of such claim to the Indemnifying Party. Such notice by the Indemnified Party shall: (a) describe the claim in reasonable detail; (b) include copies of all material written evidence thereof; and (c) indicate the estimated amount, if reasonably practicable, of the Loss that has been or may be sustained by the Indemnified Party. In connection with any claim giving rise to indemnity hereunder resulting from or arising out of any Action by a Person who is not a party to this Agreement, the Indemnifying Party, at its sole cost and expense and upon written notice to the Indemnified Party, may assume the defense of any such Action with counsel reasonably satisfactory to the Indemnified Party. The Indemnified Party shall be entitled to participate in the defense of any such Action, with its counsel and at its own cost and expense, subject to the Indemnifying Party’s right to control the defense thereof. If the Indemnifying Party does not assume the defense of any such Action, the Indemnified Party may, but shall not be obligated to, defend against such Action in such manner as it may deem appropriate, including settling such Action, after giving notice of it to the Indemnifying Party, on such terms as the Indemnified Party may deem appropriate and no action taken by the Indemnified Party in accordance with such defense and settlement shall relieve the Indemnifying Party of its indemnification obligations herein provided with respect to any damages resulting therefrom. The Indemnifying Party shall not be entitled to assume or maintain control of the defense of any such Action if (i) [***], (ii) such Action seeks an injunction or equitable relief against the Indemnified Party or any of its Affiliates, or (iii) [***]. Seller and Buyer shall cooperate with each other in all reasonable respects in connection with the defense of any claim, including: (i) making available (subject to the provisions of Section 5.03) records relating to such claim; and (ii) furnishing, without expense (other than reimbursement of actual out-of-pocket expenses) to the defending party, management employees of the non-defending party as may be reasonably necessary for the preparation of the defense of such claim. The Indemnifying Party shall not settle any Action without the Indemnified Party’s prior written consent (which consent shall not be unreasonably withheld, conditioned, or delayed).
Section 7.06    Tax Treatment of Indemnification Payments. All indemnification payments made under this Agreement shall be treated by the parties as an adjustment to the Purchase Price for Tax purposes, unless otherwise required by Law.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.
Section 7.07    Exclusive Remedies. Subject to ARTICLE VIII, the parties acknowledge and agree that from and after the Closing their sole and exclusive remedy with respect to any and all claims (other than claims arising from intentional fraud on the part of a party hereto or its representatives in connection with the transactions contemplated by this Agreement) for any breach of any representation, warranty, covenant, agreement, or obligation set forth herein or otherwise relating to the subject matter of this Agreement shall be pursuant to the indemnification provisions set forth in this ARTICLE VII. In furtherance of the foregoing, each party hereby waives, from and after the Closing, to the fullest extent permitted under Law, any and all rights, claims, and causes of action for any breach of any representation, warranty, covenant, agreement, or obligation set forth herein or otherwise relating to the subject matter of this Agreement it may have against the other parties hereto and their Affiliates and each of their respective Representatives arising under or based upon any Law, except pursuant to the indemnification provisions set forth in this ARTICLE VII. Nothing in this Section 7.07 shall limit any Person’s right to seek and obtain any equitable relief to which such Person shall be entitled or to seek any remedy on account of any intentional fraud by any party hereto or its representatives.
Section 7.08    Right to Set-Off.
(a)    Buyer is expressly authorized, but shall not be obligated, to set-off any Losses that the Parties have agreed in writing, or which have been finally determined in accordance with ARTICLE X, to be subject to indemnification by Seller hereunder (subject to the limitations set forth in Section 7.04) against any Milestone Earnout Payment or Sales Earnout Payment or any other payments payable to Seller pursuant to this Agreement.
(b)    Neither the exercise nor the failure or delay to exercise such right to withhold or set off pursuant to this Section 7.08 will constitute an election of remedies or limit the rights and remedies of the Buyer Indemnified Parties hereunder (other than to the extent any Losses have been set off pursuant to Section 7.08(a)).
ARTICLE VIII
TERM AND TERMINATION
Section 8.01    Term. This Agreement commences upon the Effective Date and will, unless earlier terminated in accordance with Section 8.02, continue until the later of:
(a)    [***] of the Effective Date; and
(b)    [***] of the date the last Sales Earnout Payment is made to Seller (the period from the Effective Date until the expiration or other termination of this Agreement, the “Term”).
Section 8.02    Termination. This Agreement may be terminated at any time prior to the Closing:
(a)    by the mutual written agreement of Seller and Buyer;
(b)    by Buyer by written notice to Seller if:
(i)    Buyer is not then in material breach of any provision of this Agreement and there has been a material breach, inaccuracy in, or failure to perform any representation, warranty, covenant, or agreement made by Seller pursuant to this Agreement that would give rise to the failure of any of the conditions specified in

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ARTICLE VI and such breach, inaccuracy, or failure cannot be cured by Seller by [***] (the “Buyer Drop Dead Date”); or
(ii)    any of the conditions set forth in Section 6.01 shall not have been fulfilled by the Buyer Drop Dead Date, unless such failure shall be due to the failure of Buyer to perform or comply with any of the covenants, agreements, or conditions hereof to be performed or complied with by it prior to the Closing;
(c)    by Seller by written notice to Buyer if:
(i)    Seller is not then in material breach of any provision of this Agreement and there has been a material breach, inaccuracy in, or failure to perform any representation, warranty, covenant, or agreement made by Buyer pursuant to this Agreement that would give rise to the failure of any of the conditions specified in ARTICLE VI and such breach, inaccuracy, or failure cannot be cured by Buyer by [***] (the “Seller Drop Dead Date”); or
(ii)    any of the conditions set forth in Section 6.02 shall not have been fulfilled by the Seller Drop Dead Date, unless such failure shall be due to the failure of Seller to perform or comply with any of the covenants, agreements, or conditions hereof to be performed or complied with by it prior to the Closing.
Section 8.03    Effect of Termination. In the event of the termination of this Agreement in accordance with Section 8.02, this Agreement shall forthwith become void and there shall be no liability on the part of any party hereto except:
(i)    that the obligations set forth in this ARTICLE VIII, Section 5.03, ARTICLE X, and ARTICLE XI hereof shall survive termination; and
(ii)    that nothing herein shall relieve any party hereto from liability for any intentional breach of any provision hereof prior to such termination.
ARTICLE IX
AMYLASE AND PROTEASE OPTION
Section 9.01    Option. Buyer shall have the right (the “Option”), but not the obligation, at any time during the Option Period, to purchase certain additional assets of Seller on the terms set forth in the A&P Acquisition Agreement and this Article IX. In connection with the grant to Buyer of the Option, Seller shall deliver, concurrently with the execution of this Agreement and as a condition thereto, an executed signature page to the A&P Acquisition Agreement, which signature page shall be held in escrow by Buyer [***].
Section 9.02    Notice of Exercise. At any time prior to the expiration or other termination of the Option Period, subject to Section 9.03, Buyer may, in its sole and absolute discretion, exercise the Option by delivering to Seller a written notice of such exercise (the “Notice of Exercise”). The date the Notice of Exercise is delivered by Buyer to Seller shall be referred to herein as the “Option Exercise Date.”
Section 9.03    Closing. The transactions contemplated by the A&P Acquisition Agreement shall be consummated on the date that is not later than [***] after the Option Exercise Date (the “A&P Acquisition Agreement Effective Date”), unless otherwise mutually agreed by the parties or Buyer has

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revoked its Notice of Exercise in accordance with this Section 9.03. During the period from the Option Exercise Date to the A&P Acquisition Agreement Effective Date, the parties shall prepare in good faith each of the Transaction Documents contemplated by Section 2.02(a) of the A&P Acquisition Agreement, including the A&P Expression System License Agreement, which shall be substantially in the form and substance of the Expression System License Agreement and modified to include the particulars of the Plasmid and Cell Bank Strain, Current Facility(ies), Current Services Providers, and other details relevant to the A&P Project Enzymes (as defined in the A&P Acquisition Agreement) and to provide for the transfer of the Cell Banks for the A&P Project Enzymes stored at Seller to Buyer, its Affiliate, or a Service Provider. Seller (a) may, within [***] of the Option Exercise Date, supplement, amend, or add any schedule to the disclosure schedules to the A&P Acquisition Agreement (the “A&P Disclosure Schedules”), by giving notice to Buyer in accordance with this Agreement, in order to add information and (b) shall, [***] prior to the A&P Acquisition Agreement Effective Date, update the A&P Disclosure Schedules to include (i) in Section 1.01(a) thereto, all then-existing Patents owned by Seller or its Affiliates that claim or disclose inventions comprising, or that are reasonably necessary for the Manufacturing or use of [***] (as each term is defined in the A&P Acquisition Agreement) as each then-currently exists, other than any Patents covered by the A&P Expression System License Agreement, (ii) in Section 1.01(b) thereto, all Contracts to which Seller or its Affiliates are party that relate exclusively to the A&P Project Enzymes, and (iii) in Section 1.01(c) thereto, all inventory of drug substance, drug product, samples thereof, and antibodies, in each case, of [***] then in Seller’s or its Affiliates’ possession or under its control; provided that [***]. If [***], Buyer shall deliver to Seller on or prior to the A&P Acquisition Agreement Effective Date a copy of the A&P Acquisition Agreement executed by Buyer and with the A&P Acquisition Agreement Effective Date inserted therein, which will be effective in accordance with the terms of the A&P Acquisition Agreement as of the A&P Acquisition Agreement Effective Date [***]. For the avoidance of doubt, so long as Buyer has delivered a Notice of Exercise on or prior to the expiration or termination of the Option Period [***], then the Closing (as defined in the A&P Acquisition Agreement) shall occur in accordance with the terms of this Agreement and the A&P Acquisition Agreement, as applicable notwithstanding expiration or termination of the Option Period.
Section 9.04    Patent Prosecution and Costs. During the period prior to the expiration or termination of Option Period, Seller shall continue to Prosecute and maintain and shall not abandon any of Seller’s existing Patents covering the A&P Enzymes. Without limiting the foregoing, (a) Seller shall, or shall cause the external law firm prosecuting such Patents to, consult in good faith with Buyer with respect to all material steps to be taken in connection with such Prosecution and maintenance of such Patents (provided, however, that Seller will not be required to disclose any information to Buyer if such disclosure would be reasonably likely to result in any waiver of attorney-client privilege, work product doctrine, joint defense privilege or any other privilege and the parties agree that any disclosure of information pursuant hereto shall not constitute a waiver of any such privilege), and (b) Seller shall promptly provide Buyer with copies of any notices or correspondence received from any Governmental Authority or other Third Party regarding such Patents and consult in good faith with Buyer with respect to any written response or further action in response to such notice. Should any patent applications expire or issue as patents prior to the expiration or termination of the Option Period, prior to the expiration of such patent application or the issuance of such patent, Seller shall, if requested by Buyer, file a continuing application claiming priority to such patent to the extent such filing is allowed. Buyer shall, within [***] after Seller’s provision of applicable invoices, reimburse Seller for all reasonable and documented, out-of-pocket costs and expenses of Seller and its Affiliates incurred during the period prior to the expiration or termination of the Option Period for or in connection with the Patent Prosecution and maintenance activities of Seller and its Affiliates in accordance with this Section 9.04; provided that, upon Seller’s written request, Buyer shall pay directly to one or more law firms engaged by Seller or its Affiliates such costs and expenses of such Prosecution.

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Section 9.05    Limited Right to Continue A&P Enzyme Development Work. Notwithstanding Section 7.8 of the SCA, during the Option Period, Buyer shall have the right (co-exclusively with Seller), but not the obligation, to, solely at Buyer’s sole cost and sole liability, continue the research, non-clinical Development, and Manufacture (solely for non-clinical use) of the A&P Enzymes, in each case, solely for developing the A&P Enzymes for [***] (the “A&P Development Work”). Buyer’s licenses to use any of Seller’s Intellectual Property or Confidential Information to undertake the A&P Development Work is solely as set forth in, and subject to the limitations and requirements of, the Existing Agreement. No right, license, or permission is granted to Buyer or any of its Affiliates to Commercialize any A&P Enzyme or any therapy or product including or made from or using any A&P Enzyme. Other than as otherwise expressly set forth in this Agreement, Seller and its Affiliates have no obligation to provide Buyer with any support or assistance in connection with any A&P Development Work. Seller shall indemnify Buyer against, and shall hold Buyer harmless from and against, any and all Losses, incurred or sustained by, or imposed upon, Buyer based upon, arising out of, with respect to, or by reason the A&P Development Work, including Buyer’s and its Affiliates” activities undertaken in connection with or in furtherance thereof.
Section 9.06    Status Quo. For the avoidance of doubt, unless and until the closing of the A&P Acquisition Agreement, the parties’ rights and obligations with respect to the A&P Enzymes are governed by the Existing Agreements (including, if the Existing Agreements expire or otherwise terminate, the terms thereof that survive such expiration or other termination); and, except as set forth in Section 9.05, no new Development, Manufacturing, or Commercialization rights and obligations related to the A&P Enzymes shall be transferred to Buyer or its Affiliates prior to such time.
ARTICLES X
DISPUTE RESOLUTION
Section 10.01    Elevation of Issues for Resolution. In the event the parties or their Representatives are unable to agree upon any dispute or disagreement between the parties arising from or in connection with this Agreement, the construction hereof, or the rights, duties or liabilities of either party hereunder (each a “Dispute”), the parties shall endeavor to resolve such Dispute in accordance with the terms of this Section 10.01. Upon the receipt of a written notice from one party to the other party of a Dispute (the “Notice of Dispute”), authorized Representatives of the parties, each with authority to settle the Dispute, shall endeavor to discuss their respective positions and use their good faith efforts to resolve the Dispute. In connection with such discussion, the parties may agree to confer with one or more mutually acceptable independent Third Party experts having expertise in the relevant subject matter and both parties shall consider in good faith the views of such Third Party(ies). If for any reason a written agreement signed by both parties is not reached within [***] after the Notice of Dispute, the parties shall promptly refer the Dispute to the Senior Executives (or their respective designees) for resolution, which Senior Executives will have authority to settle the Dispute and shall be charged with resolving such Dispute. If such Dispute is not resolved by the parties’ Senior Executives within [***] after the date the Dispute is referred to them, then the Dispute shall be submitted to binding arbitration in accordance with Section 10.02.
Section 10.02    Arbitration. Any Dispute that is not resolved by an executed written agreement of the parties in accordance with Section 10.01, as well as any related claims or other disputes arising out of or in connection with this Agreement including any question regarding its existence, validity, or termination, whether for breach of contract, tortious conduct, or otherwise and whether predicated on common law, statute, or otherwise (collectively, the “Related Claims”), shall be referred to and finally resolved by arbitration under the [***] rules (the “Rules”) in effect at the Effective Date except, as they

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may be modified herein or by mutual agreement of the parties, which Rules are deemed to be incorporated by reference into this Section 10.02. The number of arbitrators shall be three, unless otherwise mutually agreed by the parties, whereby, claimant and the respondent shall each nominate an arbitrator, and the third arbitrator, who shall be the president of the arbitral tribunal, shall be appointed by the two party-appointed arbitrators in consultation with the parties, in each case, in accordance with the Rules. Each arbitrator shall be experienced in the subject matter herein and the application of [***] law. The seat or legal place of arbitration shall be [***]. The language to be used in the arbitral proceedings shall be English.
(a)    Within [***] after the appointment of the arbitrators pursuant to this Section 10.02, the arbitrators and the parties shall meet, and each party shall provide to the arbitrators a written summary of: (i) all issues within the scope of the Dispute and any Related Claims; and (ii) such party’s position on each such issue. The arbitrators shall set a date for a hearing, which shall be no later than [***] after the appointment of the final arbitrator pursuant to this Section 10.02, for the presentation of evidence and legal arguments concerning each of the issues identified by the parties; provided, however, that the parties may jointly agree in writing to extend the foregoing deadlines, or [***].
(b)    The arbitrators shall use each of their best efforts to rule on each disputed issue within [***] after the completion of the hearing described in Section 10.02(a); provided, however, that the parties may jointly agree in writing to extend the foregoing deadlines, or [***]. No arbitrator (nor any arbitral tribunal) shall have the power to: (i) award any punitive damages or other damages prohibited by Section 7.04; or (ii) to decide or rule on any issue or other matter that is not clearly with the scope of the Dispute and any Related Claims. The costs of the arbitration shall be [***] during the course of such arbitration, as assessed by [***], and shall be borne as determined by the arbitrators.
(c)    The arbitration proceedings, including the existence of the arbitration proceedings, the facts and circumstances surrounding the underlying dispute, all submissions, correspondence, and evidence relating to the arbitration proceedings, and any awards issued by the arbitrator shall be kept confidential by the parties, and the parties shall work with the arbitrators to take such steps as are reasonably necessary to preserve the confidentiality thereof, except to the extent otherwise required by applicable Law.
(d)    Subject to Section 10.02(b), the arbitrators shall have the power to grant any remedy or relief that they deem just and equitable, including but not limited to injunctive relief, whether interim or final, and any provisional measures ordered by the arbitrator may be enforced by any court of competent jurisdiction. Notwithstanding the foregoing, nothing in this Agreement shall prevent either party from seeking any provisional/preliminary relief (including injunctions, attachments, or other such orders in aid of arbitration) from any court of competent jurisdiction, and any such application to a court for provisional/preliminary relief shall not be deemed incompatible with the terms of this Agreement to arbitrate or a waiver of the right to arbitrate.
(e)    Any award rendered by the arbitrators shall be final and binding on the parties, and each party hereto waives to the fullest extent permitted by law any right it may otherwise have under the laws of any jurisdiction to any form of appeal of, or collateral attack against, such award. Judgment upon any awards rendered by the arbitrators may be entered in any court having jurisdiction thereof, including any court having jurisdiction over any of the parties or their assets.

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(f)    Notwithstanding anything in this ARTICLE X to the contrary, any dispute to determine the validity or infringement of a party’s intellectual property rights by the other party (but excluding, in any event, disputes relating to earnouts or other amounts payable hereunder, whether or not involving questions of infringement or validity) shall be submitted exclusively to the courts in the jurisdiction of the relevant intellectual property right, and the parties hereby consent to the jurisdiction of such courts.
ARTICLE XI
MISCELLANEOUS
Section 11.01    Definitions. The terms in this Agreement with initial letters capitalized, whether used in the singular or the plural, shall have the respective meanings either set forth in Exhibit A attached hereto or in another part of this Agreement and as cross referenced in Exhibit A.
Section 11.02    Construction.
(a)    The headings of each Article and Section in this Agreement have been inserted for convenience of reference only and are not intended to limit or expand on the meaning of the language contained in the particular Article or Section.
(b)    Except where the context otherwise requires, wherever used, the singular shall include the plural, the plural the singular, the use of any gender shall be applicable to all genders and the word “or” is used in the inclusive sense (and/or).
(c)    The term “including,” “include,” or “includes” as used herein shall mean including, without limiting the generality of any description preceding such term.
(d)    Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument, or other document herein will be construed as referring to such agreement, instrument, or other document as from time to time amended, supplemented, or otherwise modified (subject to any restrictions on such amendments, supplements, or modifications set forth herein or therein), (ii) any reference to any applicable Laws herein will be construed as referring to such Laws as from time to time enacted, repealed, or amended, (iii) any reference herein to any person will be construed to include the person’s successors and permitted assigns, (iv) the words “herein”, “hereof,” and “hereunder”, and words of similar import, will be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (v) any reference herein to the words “mutually agree” or “mutual written agreement” will not impose any obligation on either party to agree to any terms relating thereto except as such party may determine in such party’s sole discretion, (vi) all references herein to Sections or Exhibits will be construed to refer to Sections and Exhibits to this Agreement, (vii) the word “days” means calendar days unless otherwise specified, (viii) except as otherwise expressly provided herein all references to “$” or “dollars” refer to the lawful money of the U.S., and (ix) the words “copy” and “copies” and words of similar import when used in this Agreement include, to the extent available, electronic copies, files or databases containing the information, files, items, documents, or materials to which such words apply.
(e)    Each party represents that it has been represented by legal counsel in connection with this Agreement and acknowledges that it has participated in the drafting hereof. In interpreting and applying the terms and provisions of this Agreement, the parties agree that no

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presumption will apply against the party which drafted such terms and provisions. The language in this Agreement is to be construed in all cases according to its fair meaning.
(f)    Any documents will be deemed to have been made available to, and received by, Buyer if such documents were made available to Buyer [***] prior to the execution and delivery of this Agreement by Seller.
Section 11.03    Expenses. Except as otherwise expressly provided herein (including Section 5.09 hereof), all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.
Section 11.04    Severability. If and to the extent that any provision (or any part thereof) of this Agreement is held to be invalid, illegal, or unenforceable, in any respect in any jurisdiction, the provision (or the relevant part thereof) shall be considered severed from this Agreement and shall not serve to invalidate the remainder of such provision or any other provisions hereof. The parties shall make a good faith effort to replace any invalid, illegal, or unenforceable provision (or any part thereof) with a valid, legal, and enforceable provision such that the objectives contemplated by the parties when entering this Agreement may be realized.
Section 11.05    Notices. Any notice required or permitted to be given by the parties pursuant to this Agreement shall be in writing and shall be (i) delivered by hand, (ii) delivered by overnight courier with tracking capabilities, (iii) mailed postage prepaid by first class, registered, or certified mail, or (iv) transmitted by electronic mail, with confirmation copy by mail as provided in clause (iii) above, and in each case addressed to the recipient party as set forth below, unless changed by notice so given:
If to Buyer:
Société des Produits Nestlé S.A.
55 Avenue Nestlé
1800 Vevey
Switzerland
Email: [***]
[***]
Attention: [***]
[***]
with a copy to (which shall not constitute notice):
Mayer Brown LLP
1221 Avenue of the Americas
New York, NY 10020
Email: [***]
[***]
Attention: [***]
[***]
If to Codexis:
Codexis, Inc.
200 Penobscot Drive

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Redwood City, CA 94063
Attention: President
with a copy to (which shall not constitute notice):
Codexis, Inc.
200 Penobscot Drive
Redwood City, CA 94063
Email: [***]
Attention: General Counsel
And
Baker Hostetler LLP
312 Walnut Street, Suite 3200
Cincinnati, OH 45202-4074
Email: [***]
[***]
Attention: [***]
(A) with respect to any notice delivered pursuant to clauses (i), (ii) or (iii), such notice shall not be effective unless it was (1) first delivered via e-mail and no response was given within [***] and (2) a subsequent notice via e-mail was sent indicating the delivery via method described in clause (i), (ii), or (iii), as applicable; (B) with respect to any notice delivered pursuant to clauses (i), such notice shall be deemed effective upon submission to such other party, (C) with respect to any notice delivered pursuant to clause (ii), such notice shall be deemed effective [***] following the date of submission to the carrier, (D) with respect to any notice delivered pursuant to clause (iii), such notice shall be deemed effective [***] after the date deposited with the applicable carrier, and with respect to any notice delivered pursuant to clause (iv), (x) upon submission to such other party if sent during normal business hours of the recipient, and (y) on [***] if sent after normal business hours of the recipient (in the case of (x) or (y), subject to confirmation of receipt by recipient by reply email). A party may add, delete, or change the person or address to whom notices should be sent at any time upon written notice delivered to the other party in accordance with this Section 11.05.
Section 11.06    Assignment. Neither this Agreement nor any of the rights or obligations hereunder ([***]) may be assigned or transferred by either party without the prior written consent of the other party, such consent not to be unreasonably withheld, delayed or conditioned; provided, however, that either party may, without the other party’s consent, but with written notice to the other party, assign or transfer all of its rights and obligations hereunder to any Affiliate, or to a Third Party with whom it completes a Business Combination or to whom it sells substantially all of such party’s assets relating to this Agreement. [***]. This Agreement shall inure to the benefit of and be binding on the parties’ successors and assigns. Any assignment or transfer in violation of the foregoing shall be null and void and wholly invalid, the assignee or transferee in any such assignment or transfer shall acquire no rights whatsoever, and the non-assigning, non-transferring party shall not recognize, nor shall it be required to recognize, such assignment or transfer.
Section 11.07    Waivers, Modifications, and Amendments. No waiver, modification, release, or amendment of any obligation under, or provision of, this Agreement shall be valid or effective unless in writing and signed by all parties hereto. The failure of any party to insist on the performance of any

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obligation hereunder shall not be deemed to be a waiver of such obligation. Waiver of any provision hereunder or of any breach of any provision hereof shall not be deemed to be a continuing waiver or a waiver of any other breach of such provision (or any other provision) on such occasion or any succeeding occasion. Any amendment of this Agreement shall not be binding on the parties unless set out in writing, expressed to amend this Agreement and signed by authorized representatives of each of the parties.
Section 11.08    Choice of Law. This Agreement (and any claims or disputes arising out of or relating hereto or to the transaction contemplated hereby or to the inducement of any party to enter herein or therein, whether for breach of contract, tortious conduct, or otherwise and whether predicated on common law, statute, or otherwise) shall be governed by, enforced, and shall be construed in accordance with the laws of [***], without regard to its conflicts of law provisions. The parties hereby disclaim the application of the United Nations Convention on the International Sale of Goods to this Agreement.
Section 11.09    Injunctive Relief. Notwithstanding anything herein to the contrary, each party shall be entitled to seek injunctive relief and specific performance (including any relief or recovery under this Agreement) in any court of competent jurisdiction in the world.
Section 11.10    Relationship of the Parties. Each party is an independent contractor under this Agreement. Nothing herein is intended or is to be construed so as to constitute Buyer and Seller as partners, agents, or joint venturers. Neither party shall have any express or implied right or authority to assume or create any obligations on behalf of or in the name of the other party or to bind the other party to any contract, agreement, or undertaking with any Third Party. There are no express or implied third party beneficiaries hereunder.
Section 11.11    Entire Agreement. The parties agree that this Agreement and the attached Exhibits and Disclosure Schedules, together with the Existing Agreements, constitute the entire agreement between the parties as to the subject matter of this Agreement, and hereby supersede all prior negotiations, representations, agreements, and understandings (whether written or oral) regarding the same. Subject to Section 9.05, the provisions in the Existing Agreements pursuant to which each party has agreed not to Develop or Commercialize the Project Enzymes, including the use of any Jointly Owned Invention in connection therewith, remain in full force and effect except as set forth herein with respect to the Lipase Project Enzyme.
Section 11.12    Cooperation. The parties shall (i) provide assistance to each party as reasonably requested in preparing and filing Tax Returns with respect to the Purchased Assets; (ii) make available to each other as reasonably requested all information, records, and documents relating to Taxes concerning the Purchased Assets; (iii) retain any books and records that could reasonably be expected to be necessary or useful in connection with any preparation by any the other party of any Tax Return, or for any audit relating to Taxes with respect to the Purchased Assets; and (iv) cooperate fully, as and to the extent reasonably requested by the other party, in connection with any audits, assessments or administrative or judicial proceedings or other Actions with respect to Taxes relating to the Purchased Assets.
Section 11.13    Counterparts. This Agreement may be executed in counterparts (including using any electronic signature covered by the United States ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable Law, e.g., www.docusign.com), each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement. To the extent applicable, the foregoing constitutes the election of the

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parties to invoke any Law authorizing electronic signatures. Minor variations in the form of the signature page, including footers from earlier versions of this Agreement, shall be disregarded in determining a party’s intent or the effectiveness of such signature. No party shall raise the use the delivery of signatures to this Agreement in electronic format as a defense to the formation of a contract and each such party forever waives any such defense.
Section 11.14    Non-Recourse. This Agreement may only be enforced against, and any Action based upon, arising out of or related to this Agreement, or the negotiation, execution, or performance of this Agreement, may only be brought against the entities that are expressly named as parties hereto and then only with respect to the specific obligations set forth herein with respect to such party. No past, present, or future director, officer, employee, incorporator, manager, member, partner, stockholder, Affiliate, agent, attorney, or other Representative of any party hereto or of any Affiliate of any party hereto, or any of their successors or permitted assigns, shall have any liability for any obligations or liabilities of any party hereto under this Agreement or for any Action based on, in respect of, or by reason of the transactions contemplated hereby.
* * * * * * * * *

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the Effective Date written above by their respective officers thereunto duly authorized.
CODEXIS, INC.
By: /s/ Stephen Dilly
Name: Stephen Dilly
Title: Chief Executive Officer

SOCIÉTÉ DES PRODUITS NESTLÉ S.A.
By: /s/ Claudio Kuoni
Name: Claudio Kuoni
Title: Authorized Signatory
[Signature Page to Acquisition Agreement]

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EXHIBIT A
DEFINITIONS AND CROSS-REFERENCE TABLE
Certain Definitions. The following terms have the following meanings:
“A&P Acquisition Agreement” or “Amylase and Protease Acquisition Agreement” means the Amylase and Protease Acquisition Agreement in the form attached hereto and made a part hereof as Exhibit H.
“A&P Enzymes” means the amylase and protease Project Enzymes (as such term is defined in the SCA) [***].
“A&P Expression System License Agreement” has the meaning given to the term “Expression System License Agreement” in the A&P Acquisition Agreement.
“A&P Product” means (a) any A&P Enzyme [***] and (b) [***].
“Affiliate” of a Person means an entity that (directly or indirectly) is controlled by, controls, or is under common control with such Person where control means the direct or indirect ownership of voting securities entitled to cast at least fifty percent (50%) of the votes in the election of directors, or such other relationship as results in the power to control the management, business, assets, and affairs of an entity.
“BLA” means (a) in the United States, a Biologics License Application, as defined in the United States Public Health Service Act (42 U.S.C. § 262), and applicable regulations promulgated thereunder by the FDA, or any equivalent application that replaces such application, (b) in the EU, a marketing authorization application, as defined in applicable regulations of the EMA, and (c) in any other country, the relevant equivalent to the foregoing.
“Books and Records” means all files (including all electronic data files and hard copies), documents, correspondence, lists, drawings and specifications, creative materials, marketing plans, studies (including market research and market data), reports, and other printed or written materials (in whatever form or medium).
“Business” means, following the Closing Date, the Development, Manufacture, Commercialization and other Exploitation of Products by Buyer, its Affiliates, and its Licensees.
“Business Combination” means, with respect to a party, any of the following events: (a) any Third Party (or group of Third Parties acting in concert) acquires, directly or indirectly, shares of such party representing at least a majority of the voting power (where voting refers to being entitled to vote for the election of directors) then outstanding of such party; (b) such party consolidates with or merges into another corporation or entity which is a Third Party, or any corporation or entity which is a Third Party consolidates with or merges into such party, in either event pursuant to a transaction in which at least a majority of the voting power of the acquiring or resulting entity outstanding immediately after such consolidation or merger is not held by the holders of the outstanding voting power of such party immediately preceding such consolidation or merger; or (c) such party conveys or transfers title to all or substantially all of its assets to a Third Party.
“Business Day” means a day other than Saturday, Sunday, or any day on which commercial banks located in [***] are authorized or obligated by applicable Law to close.

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“Calendar Quarter” means, with respect to any given Calendar Year, the respective periods of three (3) consecutive calendar months ending on March 31, June 30, September 30 or December 31, provided, however, that (a) the first Calendar Quarter of the Term shall extend from the Effective Date to the end of the first complete Calendar Quarter thereafter; and (b) the last Calendar Quarter of the Term shall end upon the expiration or termination of this Agreement.
“Calendar Year” means each successive period of twelve (12) consecutive months commencing on January 1 and ending on December 31, provided, however, that (a) the first Calendar Year of the Term shall begin on the Effective Date and end on December 31, 2024; and (b) the last Calendar Year of the Term shall end on the effective date of expiration or termination of this Agreement.
“Clinical Trial” means a clinical trial in human subjects of a Product.
“Combination Product” means a product consisting of one or more Earnout Products packaged, bundled, or otherwise combined for sale with one or more other products that are not Earnout Products. All references to any Earnout Product in this Agreement will be deemed to include any Combination Product.
“Commercialization” means any and all activities relating specifically to the preparation for sale of, offering for sale of, or sale of a product or service, including activities related to launching, marketing, promoting, distributing, detailing, importing, pricing, reimbursement, and advertising such product, and interacting with Regulatory Authorities regarding any of the foregoing. When used as a verb, “Commercialize” and “Commercializing” means to engage in Commercialization, and “Commercialized” has a correlative meaning.
“Confidential Information” means any and all technical, business, or other information or data of a party or its Affiliates provided orally, visually, in writing, graphically, electronically, or in another form by or on behalf of such party or its Affiliates to the other party or its Affiliates in connection with this Agreement The parties acknowledge that the terms of this Agreement shall be treated as Confidential Information of [***] and that the Licensed Know-How shall be treated as the Confidential Information of Seller.
“Contracts” means all contracts, leases, licenses, instruments, notes, commitments, undertakings, indentures, joint ventures and all other agreements, commitments and legally binding arrangements, whether written or oral.
“Controlled” or “Control”, when used in reference to any intellectual property, intellectual property right, material, know-how or information, with respect to a party, means that such party (a) owns or has a license (other than a license granted under this Agreement) to such intellectual property and (b) has the legal authority or right to: (i) grant, or procure the grant of, a license or sublicense, to the extent provided for herein, of the intellectual property, intellectual property right, material, know-how or information to the other party; or (ii) in relation to material, know-how and information only, disclose or provide access to, to the extent provided for herein, such material, know-how or information to the other Party, and in each case, without (x) breaching the terms of any then-existing agreement or other legally enforceable arrangement with a Third Party, or (y) misappropriating the material, know-how, intellectual property, intellectual property rights, or information of a Third Party.
“Covered Component” means any product or component contained in a Combination Product that is itself an Earnout Product or, to the extent an A&P Product is included in a Combination Product after the A&P Acquisition Agreement Effective Date, such A&P Product.

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“Development” means non-clinical and clinical drug development activities reasonably related to the development and submission of information to a Regulatory Authority or otherwise to the testing and validation of a therapeutic agent, including toxicology, pharmacology and pre-clinical efforts, test method development, stability testing, manufacturing process, formulation development, delivery system development, quality assurance and quality control development, statistical analysis, and clinical trials (including pre- and post-approval studies), whether for purposes of label expansion or otherwise. Development shall include post-approval Development activities. When used as a verb, “Develop” means to engage in Development.
“Disclosure Schedules” means the disclosure schedules delivered by Seller and Buyer concurrently with the execution and delivery of this Agreement.
“Earnout Period” means the period starting on the Launch Date and ending on [***] of the Launch Date (inclusive).
“Earnout Product” means each and all of the following: (a) Zenpep; and (b) Products (including in co-formulation with any other product or as part of a Combination Product).
“EMA” means the European Medicines Agency, or any successor agency thereto.
“European Union” or “EU” means, at any given time, the then-current member states of the European Union; provided that each of the United Kingdom and Switzerland will also be considered included with the European Union, regardless of each’s actual membership in the EU.
“Exploit” means to make, have made, import, use, sell or offer for sale a product or item. “Exploitation” has a correlative meaning.
“FDA” means the U.S. Food and Drug Administration, or any successor agency thereto.
“First Commercial Sale” means, with respect to a particular country or jurisdiction, the first commercial sale, transfer, or other disposition by Buyer, any of its Affiliates, or any Licensee for consumption by an end user of a Product following the receipt of the first Regulatory Approval for such Product in such country or jurisdiction, excluding any sale, transfer, or disposition that would not constitute a sale for purposes of the definition of Net Sales ([***]).
[***].
“GAAP” means United States generally accepted accounting principles, consistently applied.
“Governmental Authority” means any multi-national, federal, state, local, municipal, provincial, or other governmental authority of any nature (including any governmental division, prefecture, subdivision, department, agency, bureau, branch, office, commission, council, court, or other tribunal).
“Governmental Order” means any order, writ, judgment, injunction, decree, stipulation, determination, or award entered by or with any Governmental Authority.
“IFRS” means the current International Financial Reporting Standards, as published by the International Accounting Standards Board.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.
“Jointly Owned Inventions” means (a) “Jointly Owned Inventions” as defined in the Strategic Collaboration Agreement and (b) “Jointly Owned Inventions” as defined in the Development Agreement.
“Know-How” means all non-public data and technical information, including techniques, methods, processes, technology, recipes, formulae, designs, equipment configurations and uses, Manufacturing data, preclinical and clinical data and study designs, specifications, ingredients, Manufacturing processes, formulations, sourcing information, quality control and testing procedures, and related trade secrets, but expressly excluding all Patents.
“Knowledge of Seller” or “Seller’s Knowledge” or any other similar knowledge qualification, means the actual knowledge of those individuals identified on Section A of the Disclosure Schedules, [***].
“Launch Date” means the date of the First Commercial Sale of any Product anywhere in the United States.
“Laws” means all laws, statutes, rules, regulations, ordinances, and other pronouncements having the effect of law of any federal, national, multinational, state, provincial, county, city, or other political subdivision.
“Liabilities” means liabilities, obligations, or commitments of any nature whatsoever, whether asserted or unasserted, known or unknown, absolute or contingent, accrued or unaccrued, matured or unmatured, or otherwise.
“Licensed Know-How” means all Know-How owned by Seller or its Affiliates as of the Closing Date that is [***] for the Manufacture of the Lipase Project Enzyme as conducted as of the Closing Date or is [***] provided to Regulatory Authorities in order to obtain Regulatory Approval for any product containing any Lipase Project Enzyme anywhere in the world; provided that in no event shall Licensed Know-How include: (a) any Purchased Assets; (b) any Know-How or other intellectual property licensed pursuant to the Expression System License Agreement; or (c) Seller’s or its Affiliates’ CodeEvolver® platform technology.
“Licensee” means a Third Party that has been granted a license or right to Develop, Manufacture, Commercialize, or otherwise Exploit any Earnout Product by or through Buyer or Buyer’s Affiliate, either directly or via a sublicense (through one or more tiers). As used in this Agreement, “Licensee” shall not include a wholesaler, distributor, or reseller of any Earnout Product, to the extent that Buyer or its Affiliate sells to such Person such Earnout Product and receives only supply price payments and has not granted such wholesaler, distributor, or reseller any license under any Purchased Patent or Resultant Patent.
“Manufacture” and “Manufacturing” means all activities related to the production, manufacture, processing, formulation, filling, finishing, packaging, labeling, shipping, handling, and storage of a product or any intermediate thereof, including process development, process qualification and validation, scale-up, pre-clinical, clinical and commercial manufacture and analytic development, product characterization, stability testing, quality assurance, and quality control.
“Material Adverse Effect” means any event, occurrence, fact, condition, or change that is materially adverse to the Development and Manufacture of the Products, taken as a whole.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.
“Net Sales” means: (a) the [***] amounts [***] by or on behalf of Buyer, its Affiliates, or any of their respective Licensees for sales of Earnout Products within the United States (other than sales between or among Buyer, its Affiliates, or Licensees for subsequent resale, in which case the first sale to a Third Party that is not a Licensee shall be used for calculation of Net Sales) (collectively, the “Gross Sales”); less (b) only the following deductions to the extent they are (1) [***], (2) [***], and (3) [***] (collectively, the “Deductions”):
(i)    [***];
(ii)    [***];
(iii)    [***];
(iv)    [***]; and
(v)    [***].
[***].
[***].
In the event that Buyer, its Affiliates, or any of their respective Licensees makes any adjustments to such Deductions after the associated Net Sales have been reported pursuant to this Agreement, the adjustments will be reported and reconciled in the next report and payment of any Sales Earnout Payment due.
Buyer must determine all Gross Sales and all of the foregoing Deductions in accordance with [***].
Use, supply, or donation of Earnout Product by Buyer, its Affiliates, or their respective Licensees for no profit (1) [***], (2) [***], (3) [***], or (4) [***] shall not, in each case, be deemed sales of Earnout Product for purposes of this definition of “Net Sales.”
“Option Period” means the period starting on the Closing Date and ending on the earlier of: (a) March 1, 2025; or (b) termination of this Agreement.
“Other Component” means any product or component contained in a Combination Product that is not itself an: (a) Earnout Product; or (b) to the extent an A&P Product is included in a Combination Product after the A&P Acquisition Agreement Effective Date, such A&P Product.
“Patent(s)” means (a) any and all patents and patent applications, including all national, regional and international patents and patent applications, provisional patent applications; (b) all patent applications filed either (i) from such patents, patent applications, or provisional applications mentioned in subsection (a) above, or (ii) from an application claiming priority from any of them, including divisionals, continuations, continuations-in-part, provisionals, converted provisionals and requests for continued examinations; and (c) any and all extensions or restorations by existing or future extension or restoration mechanisms, including revalidations, reissues, reexaminations and extensions (including any supplementary protection certificates and the like) of the foregoing patents and/or patent applications in subsections (a) and (b).
“Person” means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust,

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unincorporated association, foundation, joint venture, or other similar entity, organization, or combination thereof, including a government or political subdivision, department, or agency.
“Phase II Clinical Trial” means a Clinical Trial, the principal purpose of which is to make a preliminary determination as to whether a therapeutic product is safe for its intended use and to obtain information about such therapeutic product’s efficacy, in a manner that is generally consistent with 21 C.F.R. § 312.21(b), as amended (or its successor regulation), sufficient to permit the design of Phase III Clinical Trials.
“Phase III Clinical Trial” means a pivotal Clinical Trial with a defined dose or a set of defined doses of a therapeutic product designed to ascertain efficacy and safety of such therapeutic product, in a manner that is generally consistent with 21 C.F.R. § 312.21(c), as amended (or its successor regulation), for the purpose of enabling the preparation and submission of a BLA or a foreign equivalent thereof
“Phase III Completion Date” means the date that is [***].
“Product(s)” means (a) the Lipase Project Enzyme [***] and (b) [***].
“Project Enzyme” has the meaning set forth in the in the SCA.
“Prosecution” means the filing, preparation, prosecution (including any interferences, reissue proceedings, reexaminations, and oppositions), inter partes review, post-grant review, and maintenance of the Purchased Patents and Resultant Patents. When used as a verb, “Prosecute” and “Prosecuting” means to engage in Prosecution.
“Regulatory Approval” means, with respect to a therapeutic product in any country or regulatory jurisdiction, any and all approvals from the applicable Regulatory Authority sufficient for the import, distribution, marketing, use, offering for sale, and sale of sch therapeutic product in such country or jurisdiction in accordance with applicable Laws.
“Regulatory Authority” means any national or supranational Governmental Authority (including the FDA and EMA) which has regulatory responsibility and authority in one or more countries for review and approval of development and commercialization of therapeutic products.
“Regulatory Documentation” has the meaning set forth in the Development Agreement
“Representative” means, with respect to any Person, any and all directors, officers, employees, consultants, financial advisors, counsel, accountants, and other agents of such Person and of the Affiliates of such Person.
“Resultant Patent(s)” mean any Patent [***].
“Sell-On Transaction” means any of the following [***]:
(a)    the sale or transfer of one or more of the Purchased Patents or Resultant Patents to any Third Party;
(b)    the exclusive or co-exclusive (with Buyer and its Affiliates) licensing of one or more of the Purchased Patents or Resultant Patents to any Third Party;

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.
(c)    the sale, transfer, or exclusive or co-exclusive (with Buyer and its Affiliates) licensing of one or more of the Purchased Patents or Resultant Patents to any Affiliate of Buyer, in connection with or followed by any of the following: (i) the direct or indirect acquisition by any Third Party (or group of Third Parties acting in concert) of shares of such Affiliate representing at least a majority of the voting power (where voting refers to being entitled to vote for the election of directors) then outstanding of such Affiliate; or (ii) the merger or consolidation of such Affiliate with or into any Third Party, or the merger or consolidation of any Third Party with or into such Affiliate, in either event pursuant to a transaction in which at least a majority of the voting power of the acquiring or resulting entity outstanding immediately after such consolidation or merger is not held by the holders of the outstanding voting power of such Affiliate immediately preceding such consolidation or merger; or
(d)    any other similar transaction which has the effect of allowing any Third Party to Develop, Manufacture, or Commercialize any Product other than doing so solely on behalf and for the benefit of Buyer or its Affiliates or Licensees, but in no event shall a Business Combination of Buyer be considered a Sell-On Transaction.
“Sell-On Transaction Proceeds” means the: (a) value of all proceeds received by Buyer or any of its Affiliates as consideration for or otherwise in connection with a Sell-On Transaction, whether in cash, securities, other property, assumption of liability, or otherwise (but excluding any amount received by Buyer or any of its Affiliates as royalties, profit-sharing payments, or other similar payments (other than milestone payments) based on Net Sales by or on behalf of any acquiror in a Sell-On Transaction); less (b) [***]. For any such proceeds other than cash, the value of such proceeds will be equal to the fair market value at the time Buyer or any of its Affiliates receive such proceeds, as determined by the mutual agreement of Buyer and Seller or, if Buyer and Seller are not able to agree on such fair market value, determined in accordance with the procedures outlined in ARTICLE X. With respect to any consideration received by Buyer or any of its Affiliates in connection with a Sell-On Transaction in the form of deferred performance or retention-based payments, “earn-outs”, or other contingent payments based upon the occurrence of future events, including amounts held in escrow following the closing of a Sell-On Transaction, shall be included in the determination of Sell-On Transaction Proceeds [***]. For the avoidance of doubt, in no event shall Sell-On Transaction Proceeds include (i) [***] or (ii) [***].
“Sell-On Transaction Profits” means an amount equal to [***].
“Senior Executives” means [***].
“Taxes” means all federal, state, local, foreign, and other income, gross receipts, sales, use, production, ad valorem, transfer, documentary, franchise, registration, profits, license, withholding, payroll, employment, unemployment, excise, severance, stamp, occupation, premium, property (real or personal), customs, import and export, goods and services, value added, escheat, unclaimed property, duties, or other taxes, fees, assessments, or charges of any kind whatsoever, together with any interest, additions, or penalties with respect thereto.
“Tax Return” means any return, declaration, report, claim for refund, or other document relating to Taxes, including any schedule or attachment thereto, and amendment thereof, required to be supplied to a Governmental Authority in connection with any Taxes.
“Technology” means: (a) all of Seller’s interest in the Purchased Patents; and (b) any Resultant Patents.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.
“Third Party” means any Person other than Seller, Buyer, and their respective Affiliates.
“United States” or “U.S.” means the United States of America, including its territories, possessions, and protectorates.
“VAT” means (a) in relation to any jurisdiction within the European Union, the Tax imposed by the EC Council Directive on the common system of value added tax (2006/112/EC) and any successor or equivalent legislation and any national legislation implementing that directive together with legislation supplemental thereto and the equivalent Tax (if any) in that jurisdiction; and (b) in any other jurisdiction, any other value added, goods and services, consumption or similar Tax chargeable on the supply or deemed supply of goods or services under applicable legislation or regulation.
“Zenpep” means all pancrelipase products (which are currently marketed by Buyer, its Affiliates, or any of their licensees, distributors, or partners under the trademark Zenpep or Viokace) sold by Buyer, its Affiliates, or any of their respective licensees, whether formulated for administration as a monotherapy or combination therapy, in co-formulation with any excipient(s) or any other active pharmaceutical ingredient(s), or in a Combination Product, under any and all formulations or methods of administration. Zenpep includes the products currently sold under BLA022210 or BLA022542 in the U.S.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.
Cross-Reference Table. The following terms have the meanings set forth in the location in this Agreement referenced below:

Term	Section
A&P Acquisition Agreement Effective Date	Section 9.03
A&P Development Work	Section 9.05
Acquired Books and Records	Section 1.01(f)
Acquired Regulatory Documentations	Section 1.01(d)
Actions	Section 3.06(a)
Agreement	Preamble
Allocation Schedule	Section 1.08
[***] Baseline	Section 1.06(a)
Annual Report	Section 1.07
Assigned Contracts	Section 1.01(b)
Assignment and Assumption Agreement	Section 2.02(a)(i)
Assumed Liabilities	Section 1.03(a)
Baseline Disputed Items	Section 1.06
Baseline Zenpep [***] Sales	Section 1.06(a)
Bill of Sale	Section 2.02(a)(i)
Buyer	Preamble
Buyer Drop Dead Date	Section 8.02(b)(i)
Buyer Indemnified Parties	Section 7.02
Cap	Section 7.04(b)
CDX-7108	Recitals
Closing	Section 2.01
Closing Date	Section 2.01
Code	Section 1.08
Codexis	Preamble
Deductible	Section 7.04(a)
Development Agreement	Recitals
Disclosing Party	Section 5.03(a)
Dispute	Section 10.01
Earnout Payments	Section 1.06(b)
Earnout Sales	Section 1.06(b)
Earnout Statement	Section 1.06(d)(iii)
Effective Date	Preamble
Encumbrances	Section 3.05
Excluded Assets	Section 1.02
Excluded Liabilities	Section 1.03(b)
Existing Agreements	Recitals
Expression System License Agreement	Section 2.02(a)(iv)
Indemnified Party	Section 7.04
Indemnifying Party	Section 7.04

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Initial Purchase Price	Section 1.04
Inventory	Section 1.01(c)
[***]	Section 10.02
Lipase Project Enzyme	Recitals
Losses	Section 7.02
Milestone	Section 1.05
Milestone Earnout Payment	Section 1.05
NHSc	Preamble
Notice of Dispute	Section 10.01
Notice of Exercise	Section 9.02
Option	Section 9.01
Option Exercise Date	Section 9.02
Patent Assignment	Section 2.02(a)(iii)
[***]	Section 5.14
Permitted Encumbrances	Section 3.05
Previously Assumed Liabilities	Section 1.09(d)
Previously Transferred Assets	Section 1.09(d)
Purchased Assets	Section 1.01
Purchased Know-How	Section 1.01(d)
Purchased Patents	Section 1.01(a)
Purchase Price	Section 1.04
Quarterly Baseline	Section 1.06(a)
Quarterly Estimate	Section 1.07
Receiving Party	Section 5.03(a)
Related Claims	Section 10.02
Restricted Business	Section 5.05(a)
Restricted Period	Section 5.05(a)
Rules	Section 10.02
Sales Earnout Payments	Section 1.06(b)
Schedule Supplement	Section 5.02
Seller	Preamble
Seller Drop Dead Date	Section 8.02(c)(i)
Seller Indemnified Parties	Section 7.03
Sell-On Transaction Payment	Section 1.05
Strategic Collaboration Agreement or SCA	Recitals
Term	Section 8.01
Transaction Documents	Section 2.02(a)(iv)
Unresolved Baseline Disputed Items	Section 1.06(a)

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Exhibit C
Bill of Sale
[***]

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Exhibit D
Assignment and Assumption
Agreement
[***]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.
Exhibit E
Patent Assignment

[***]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.
Exhibit A
Purchased Patents
[●]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.
Exhibit F
Expression System License Agreement

[***]

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Exhibit G
Press Release

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Codexis Announces Purchase Agreement with Nestlé Health Science for CDX-7108
Company to retain economic interest in biotherapeutic asset while removing cash burn from development and commercialization costs
REDWOOD CITY, Calif., December 27, 2023 (GLOBE NEWSWIRE) -- Codexis, Inc. (NASDAQ: CDXS), a leading enzyme engineering company, today announced it has entered into a purchase agreement with Nestlé Health Science, a globally recognized leader in the field of nutritional science, for CDX-7108, an investigational therapy for the potential treatment of exocrine pancreatic insufficiency (EPI). Under the terms of the agreement, Codexis will receive up to $45M in potential milestone payments, including a $5M upfront payment, as well as single-digit net-sales-based royalties. Codexis will receive up to an additional $5M if Nestlé Health Science exercises an option to purchase two additional early-stage enzymes being developed for EPI. Nestlé Health Science will be solely responsible for the continued development and commercialization of CDX-7108, including all associated costs.
“This agreement solidifies the future development of CDX-7108—a potential new therapy that could be added to the treatment armamentarium for patients with exocrine pancreatic insufficiency—and enables Codexis to focus resources on the advancement of our ECO SynthesisTM platform and the return to growth of our Pharmaceutical Manufacturing business,” said Stephen Dilly, MBBS, PhD, Chief Executive Officer of Codexis. “Preliminary data from the CDX-7108 Phase I study announced earlier this year support continued investigation into Phase II clinical studies. We believe that CDX-7108 could represent a meaningful advance in the standard of care for patients, and we are pleased to retain an economic interest in the program as Nestlé continues development.”
Codexis and Nestlé Health Science completed pre-clinical work for CDX-7108 and a Phase I clinical trial under the terms of a previous agreement. With this asset purchase agreement, Nestlé Health Science may continue advancing the compound through the development process.
About CDX-7108
CDX-7108 is a lipase variant specifically engineered to overcome the limitations of traditional pancreatic enzyme replacement therapy (PERT) deficiencies. PERT is the main treatment for exocrine pancreatic insufficiency (EPI), a debilitating condition of the gastrointestinal tract that is caused by conditions that impair pancreatic function, such as pancreatitis, pancreatic cancer, Cronh’s disease, celiac disease and cystic fibrosis. CDX-7108 was engineered to be highly stable to the acidic conditions of the stomach and resistant to proteases in the upper intestines. Preliminary data from an interim analysis of the Phase I study proof-of-concept arm supported continued investigation into Phase II clinical studies.
About Nestlé Health Science
Nestlé Health Science, a leader in the science of nutrition and gastrointestinal health, is a globally managed business unit of Nestlé. The company is committed to redefining the management of health, offering an extensive portfolio of science-based nutritional products for patients and consumers. Nestlé Health Science’s trusted relationship with the healthcare professional-community and significant commercial capabilities provide the foundation for continued growth of its marketed portfolio of pharmaceutical products including the successful launch in 2023 of a microbiome-based therapeutic.
About Codexis
Codexis is a leading enzyme engineering company leveraging its proprietary CodeEvolver® technology platform to discover, develop and enhance novel, high-performance enzymes and other classes of proteins. Codexis enzymes solve for real-world challenges associated with small molecule pharmaceuticals manufacturing and nucleic acid synthesis. The Company is currently developing its proprietary ECO SynthesisTM platform to enable the scaled manufacture of RNAi therapeutics through an enzymatic route. Codexis’ unique enzymes can drive improvements such as higher yields, reduced
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energy usage and waste generation, improved efficiency in manufacturing and greater sensitivity in genomic and diagnostic applications. For more information, visit www.codexis.com.
Codexis Forward-Looking Statements
This press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In some cases, you can identify forward-looking statements by terminology such as “aim,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “could,” “design,” “due,” “estimate,” “expect,” “goal,” “intend,” “may,” “objective,” “plan,” “positioned,” “potential,” “predict,” “seek,” “should,” “suggest,” “target,” “on track,” “will,” “would” and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or other comparable terminology. To the extent that statements contained in this press release are not descriptions of historical facts, they are forward-looking statements reflecting the current beliefs and expectations of management, including but not limited to statements regarding the anticipated potential benefits of the purchase agreement, such as the anticipated development and commercial milestone payments, which are dependent, in part, on the efforts of Nestlé Health Science to continue the development and commercialization of CDX-7108. You should not place undue reliance on these forward-looking statements because they involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond Codexis’ control and that could materially affect actual results. Factors that could materially affect actual results include, among others: Codexis’ dependence on its licensees and collaborators; if any of its collaborators terminate their development programs under their respective license agreements with Codexis; Codexis may need additional capital in the future in order to expand its business; if Codexis is unable to successfully develop new technology such as its ECO SynthesisTM platform; Codexis’ dependence on a limited number of products and customers, and potential adverse effects to Codexis’ business if its customers’ products are not received well in the markets; if Codexis is unable to develop and commercialize new products for its target markets; if competitors and potential competitors who have greater resources and experience than Codexis develop products and technologies that make Codexis’ products and technologies obsolete; if Codexis is unable to accurately forecast financial and operational performance; and market and economic conditions may negatively impact Codexis’ business, financial condition and share price. Additional information about factors that could materially affect actual results can be found in Codexis’ Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on February 27, 2023, and in Codexis’ Quarterly Report on Form 10-Q filed with the SEC on November 3, 2023, including under the caption “Risk Factors,” and in Codexis’ other periodic reports filed with the SEC. Codexis expressly disclaims any intent or obligation to update these forward-looking statements, except as required by law.
For More Information
Investor Contact
Carrie McKim
(336) 608-9706
ir@codexis.com
Media Contact
Lauren Musto
(781) 572-1147
media@codexis.com

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Exhibit H
A&P Acquisition Agreement

AMYLASE and PROTEASE
ACQUISITION AGREEMENT
between
SOCIÉTÉ DES PRODUITS NESTLÉ S.A.
and
CODEXIS, INC.

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TABLE OF CONTENTS
ARTICLE I PURCHASE AND SALE 2
Section 1.01 Purchase and Sale of Assets 2
Section 1.02 Excluded Assets 2
Section 1.03 Assumed Liabilities. 2
Section 1.04 Purchase Price 3
Section 1.05 Milestone 3
Section 1.06 Reports and Reporting 4
Section 1.07 Allocation of Purchase Price 4
Section 1.08 Non-Assignable Assets. 4
Section 1.09 Withholding Taxes 5
Section 1.10 Exploitation of Products 5
ARTICLE II CLOSING 5
Section 2.01 Closing 5
Section 2.02 Closing Deliverables. 5
Section 2.03 Delivery of Records 6
ARTICLE III REPRESENTATIONS AND WARRANTIES OF SELLER 6
Section 3.01 Organization and Authority of Seller 6
Section 3.02 No Conflicts or Consents 6
Section 3.03 Intellectual Property 7
Section 3.04 Assigned Contracts. 7
Section 3.05 Title to Inventory 7
Section 3.06 Legal Proceedings; Governmental Orders. 8
Section 3.07 Brokers 8
Section 3.08 No Other Representations and Warranties 8

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ARTICLE IV REPRESENTATIONS AND WARRANTIES OF BUYER 8
Section 4.01 Organization and Authority of Buyer 8
Section 4.02 No Conflicts; Consents 9
Section 4.03 Solvency; Sufficiency of Funds 9
Section 4.04 Legal Proceedings 9
Section 4.05 Brokers 9
Section 4.06 Independent Investigation 9
Section 4.07 Other Representations and Warranties 9
ARTICLE V COVENANTS 9
Section 5.01 Confidentiality. 10
Section 5.02 Public Announcements 11
Section 5.03 Exclusivity. 11
Section 5.04 Patent Prosecution and Maintenance. 12
Section 5.05 Patent Enforcement. 12
Section 5.06 Bulk Sales Laws 13
Section 5.07 VAT 13
Section 5.08 Further Assurances 13
Section 5.09 Termination of application of Certain Surviving Existing Agreements to the Purchased Assets and A&P Project Enzymes 13
Section 5.10 License to Know-How 14
Section 5.11 [***] 15
ARTICLE VI INDEMNIFICATION 15
Section 6.01 Survival 15
Section 6.02 Indemnification by Seller 15
Section 6.03 Indemnification by Buyer 15

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Section 6.04 Certain Limitations 15
Section 6.05 Indemnification Procedures 16
Section 6.06 Tax Treatment of Indemnification Payments 17
Section 6.07 Exclusive Remedies 17
Section 6.08 Right to Set-Off. 17
ARTICLE VII TERM AND TERMINATION 17
Section 7.01 Term 17
ARTICLE VIII DISPUTE RESOLUTION 18
Section 8.01 Elevation of Issues for Resolution 18
Section 8.02 Arbitration 18
ARTICLE IX MISCELLANEOUS 19
Section 9.01 Definitions 19
Section 9.02 Construction. 19
Section 9.03 Expenses 20
Section 9.04 Severability 20
Section 9.05 Notices 20
Section 9.06 Assignment 22
Section 9.07 Waivers, Modifications, and Amendments 22
Section 9.08 Choice of Law 22
Section 9.09 Injunctive Relief 22
Section 9.10 Relationship of the Parties 22
Section 9.11 Entire Agreement 23
Section 9.12 Cooperation 23
Section 9.13 Counterparts 23
Section 9.14 Non-Recourse 23

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AMYLASE AND PROTEASE ACQUISITION AGREEMENT
This Amylase and Protease Acquisition Agreement (this “Agreement”) dated as of ____________ (the “Effective Date”) is entered into between CODEXIS, INC., a corporation incorporated and existing under the laws of the State of Delaware, having an office located at 200 Penobscot Drive, Redwood City, CA 94063, USA (“Seller” or “Codexis”), and Société des Produits Nestlé S.A., a société anonyme organized and existing under the laws of Switzerland, having an office located at 55 Avenue Nestlé, 1800 Vevey, Switzerland (“Buyer” or “NHSc”).
RECITALS
WHEREAS, Buyer (as successor in interest to Nestec Ltd.), and Seller are parties to that certain Strategic Collaboration Agreement, dated as of October 12, 2017 (as amended through the date hereof, the “Strategic Collaboration Agreement” or “SCA”), pursuant to which the parties agreed to collaborate to discover enzymes as candidates for use as healthcare products and to perform initial preclinical evaluation of the efficacy of such enzymes;
WHEREAS, Buyer and Seller are parties to that certain Development Agreement, dated as of January 1, 2020 (as amended through the date hereof, the “Development Agreement” and, together with the Strategic Collaboration Agreement and including, if either or both such agreements expire or are otherwise terminated, all terms, conditions, and obligations in each that survive such expiration or other termination, the “Existing Agreements”), pursuant to which the parties agreed to conduct certain development activities with respect to certain enzymes discovered pursuant to the Strategic Collaboration Agreement;
WHEREAS, Buyer and Seller are parties to that certain Acquisition Agreement, dated as of December [x], 2023 (as amended through the date hereof, the “Lipase Acquisition Agreement”), pursuant to which Buyer has an option to acquire the Purchased Assets and assumed the Assumed Liabilities (as each term is defined below) on the terms and conditions set forth therein and in this Agreement;
WHEREAS, the parties desire for Buyer to have the right to further develop and commercialize those certain lipase enzymes that were discovered under the Strategic Collaboration Agreement and that were further developed pursuant to the Development Agreement, including that certain amylase enzyme currently identified as [***], that certain protease enzyme currently identified as [***] ([***], the “A&P Project Enzymes”);
WHEREAS, pursuant to the terms of the Existing Agreements, each party has agreed not to Develop or Commercialize the A&P Project Enzymes, including the use of any Jointly Owned Invention in connection therewith, unless agreed by the parties in a separate written agreement; and
WHEREAS, Seller wishes to sell and assign to Buyer certain identified Patent Rights, Contracts, and other assets related to the A&P Project Enzymes, and Buyer wishes to purchase and assume from Seller such assets and certain corresponding liabilities, and Seller otherwise wishes to authorize Buyer’s Development and Commercialization of, the A&P Project Enzyme, in each case, subject to the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
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ARTICLE I
PURCHASE AND SALE
Section 1.01    Purchase and Sale of Assets. Subject to the terms and conditions set forth herein, at the Closing, Seller shall, and shall cause its Affiliates to, sell, convey, assign, transfer, and deliver to Buyer (or its designated Affiliate), and Buyer shall purchase from Seller and its Affiliates, all of Seller’s (or its applicable Affiliate’s) right, title, and interest in, to, and under all of the following (the “Purchased Assets”):
(a)    the patents and patent applications set forth on Section 1.01(a) of the Disclosure Schedules (the “Purchased Patents”), and all of Seller’s and its Affiliates interest in, to and under the Purchased Patents, including the right to sue for past infringement;
(b)    all Contracts set forth on Section 1.01(b) of the Disclosure Schedules (the “Assigned Contracts”) and the rights to assert claims and take other actions in respect of breaches or other violations of the foregoing occurring after the Closing;
(c)    the inventory and other materials set forth on Section 1.01(c) of the Disclosure Schedules (the “Inventory”);
(d)    all Jointly Owned Inventions relating [***] to the A&P Project Enzymes (the “Purchased Know-How”);
(e)    all Regulatory Documentation owned [***] by Seller and its Affiliates [***] relating to the other Purchased Assets (the “Acquired Regulatory Documentation”); and
(f)    all other Books and Records owned [***] by Seller and its Affiliates relating [***] to the other Purchased Assets, [***] (collectively, the “Acquired Books and Records”). For clarity, Acquired Books and Records shall specifically exclude all Tax Returns and related workpapers including or relating to the Purchased Assets. Books and Records that do not relate [***] to the other Purchased Assets may be redacted to exclude information that does not relate to the other Purchased Assets.
Section 1.02    Excluded Assets. Other than the Purchased Assets, Buyer expressly understands and agrees that it is not purchasing or acquiring, and Seller is not selling or assigning, any other assets or properties of Seller or its Affiliates, and all such other assets and properties shall be excluded from the Purchased Assets and remain the sole and exclusive property of Seller and/or its Affiliates (collectively, the “Excluded Assets”). Excluded Assets include, but are not limited to, the assets, properties and rights specifically set forth on Section 1.02 of the Disclosure Schedules.
Section 1.03    Assumed Liabilities.
(a)    Subject to the terms and conditions set forth herein, including Section 1.03(b), at the Closing, Buyer shall assume and agree to pay, perform, and discharge when due any and all Liabilities of Seller arising out, of or relating to, ownership of the Purchased Assets or operation of the Business on or after the Closing (collectively, the “Assumed Liabilities”), including, but not limited to, the following:
(i)    all Liabilities arising under the Assigned Contracts from and after the Closing Date (but, for clarity, this does not limit any Liabilities under any Assigned
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Contract (or portion thereof) that is or was a Liability of Buyer or any of its Affiliates prior to the Closing Date pursuant to any Existing Agreement or other agreement between the parties); and
(ii)    all Liabilities for (A) Taxes relating to the Purchased Assets for any taxable period (or any portion thereof) beginning on or after the Closing Date ([***]) and (B) Taxes for which Buyer is liable pursuant to Section 5.07.
(b)    Buyer shall not assume and shall not be responsible to pay, perform or discharge any Liabilities of Seller or its Affiliates other than the Assumed Liabilities (collectively, the “Excluded Liabilities”), which Excluded Liabilities shall include, but not necessarily be limited to:
(i)    any Liabilities arising out of or relating to Seller’s ownership of the Purchased Assets prior to the Closing Date or attributable to any breach of any Assigned Contract on the part of Seller or its Affiliate prior to the Closing Date (but excluding all Liabilities under any Assigned Contract (or portion thereof) that is or was a Liability of Buyer or any of its Affiliates pursuant to any Existing Agreement or other agreement between the parties hereto);
(ii)    any Liabilities [***];
(iii)    any Liabilities [***];
(iv)    any Liabilities arising out of or relating to the Excluded Assets; and
(v)    any Liabilities (A) for Taxes relating to the Purchased Assets for any taxable period (or any portion thereof) ending on or prior to the Closing Date; (B) [***].
Section 1.04    Purchase Price. The aggregate purchase price for the Purchased Assets shall be the sum of (a) $2,500,000 (the “Initial Purchase Price”); plus (b) the amount of any Milestone Payment due and payable under Section 1.05 (such sum, the “Purchase Price”).
Section 1.05    Milestone. Buyer shall pay to Seller $2,500,000 as a one-time, non-refundable, non-creditable milestone payment (the “Milestone Payment”) upon and subject to the occurrence of the earliest to occur of the following events (the occurrence of the earliest of such event, the “Milestone”):
(a)    [***];
(b)    [***]; and
(c)    [***].
For the avoidance of doubt, the Milestone Payment set forth above will be payable only one time, upon the first occurrence of the Milestone, and no additional payment will be due in the event of any repeated occurrence of the Milestone, including in relation to more than one Product. Under no circumstances shall Buyer be obligated to pay Seller more than $2,500,000 in the aggregate pursuant to this Section 1.05.
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Buyer shall provide Seller with [***] notice of the achievement of the Milestone. Following the receipt of such notice of achievement of the Milestone, Seller shall issue an invoice to Buyer for the Milestone Payment. The Milestone Payment, when payable, shall be due by Buyer within [***] following Buyer’s receipt of an invoice therefor. Buyer shall pay the Milestone Payment by wire transfer of immediately available funds to Seller in accordance with the wire transfer instructions provided by Seller in writing prior to the due date for such payment.
Section 1.06    Reports and Reporting. No later than [***] after the expiration of each calendar year but only prior to the occurrence of the Milestone, Buyer shall furnish Seller with a written report (each, an “Annual Report”) setting forth [***] its, its Affiliates’ and its Licensees’ progress and efforts towards the achievement of the Milestone. [***]. Upon Seller’s reasonable advance notice (which in no event shall be less than [***]), Buyer shall make its relevant management personnel reasonably available to Seller’s personnel to discuss in greater detail each Annual Report, the information therein, and related questions Seller may have; provided that such access shall be during normal local business hours [***].
Section 1.07    Allocation of Purchase Price. The Purchase Price and the Assumed Liabilities (and any other amounts, if any, properly included for Tax purposes) shall be allocated in accordance with Section 1060 of the Internal Revenue Code of 1986, as amended (the “Code”) among the Purchased Assets for all U.S. federal income tax purposes as shown on the allocation schedule set forth on Section 1.07 of the Disclosure Schedules (the “Allocation Schedule”). Neither the parties nor any of their respective Affiliates shall take any position on any Tax Return or in any Tax contest, proceeding, audit, appeals or litigation which is inconsistent with the agreed upon allocation unless otherwise required by a final determination within the meaning of Section 1313(a) of the Code (or any similar provision of state, local or non-U.S. Tax Law).
Section 1.08    Non-Assignable Assets.
(a)    Notwithstanding anything to the contrary in this Agreement, this Agreement shall not constitute a sale, assignment, or transfer of any Purchased Asset if such sale, assignment, or transfer: (i) violates applicable Law; or (ii) without the consent or waiver of a Person who is not a party to this Agreement or an Affiliate of a party to this Agreement would result in a breach or violation of an Assigned Contract, result in the termination, cancellation, or revocation of an Assigned Contract, or result in the creation of any lien on any Purchased Asset, and such consent or waiver has not been obtained prior to the Closing.
(b)    Following the Closing, Seller and Buyer shall use [***] efforts, and shall cooperate with each other, to obtain any such required consent or waiver, or any release, substitution, or amendment required to assign all Liabilities under any and all Assigned Contracts or other Liabilities that constitute Assumed Liabilities; [***]. Once such consent, waiver, release, substitution, or amendment is obtained, Seller shall promptly sell, assign, and transfer to Buyer the relevant Purchased Asset to which such consent, waiver, release, substitution, or amendment relates [***].
(c)    To the extent that any Purchased Asset or Assumed Liability cannot be transferred to Buyer pursuant to this Section 1.08, Buyer and Seller shall use [***] efforts to enter into such arrangements (such as subleasing, sublicensing, or subcontracting) to provide to the parties the economic and, to the extent permitted under applicable Law, operational equivalent of the transfer of such Purchased Asset or Assumed Liability to Buyer as of the Closing. Buyer shall, to the extent it receives the benefits of the applicable Purchased Asset, as agent or subcontractor for Seller, pay, perform, and discharge fully the liabilities and obligations related to such Purchased Asset or Assumed Liability from
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and after the Closing Date. To the extent permitted under applicable Law, Seller shall, at Buyer’s expense, hold in trust for and pay to Buyer promptly upon receipt thereof, all income, proceeds, and other monies received by Seller from and after the Closing Date, to the extent related to such Purchased Asset in connection with the arrangements under this Section 1.08. [***].
Section 1.09    Withholding Taxes. [***]. [***]. The parties shall use [***] efforts to cooperate to mitigate or eliminate any such withholding. To the extent that amounts are so withheld and paid over to the appropriate Tax authority by Buyer, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the person in respect of which such deduction and withholding was made.
Section 1.10    Exploitation of Products. Seller agrees and acknowledges that [***]. Seller acknowledges and agrees that (a) [***], (b) [***], and (c) the parties solely intend the express provisions of this Agreement (and, for the avoidance of doubt, not the Existing Agreements) to govern their contractual relationship with respect to the Purchased Assets and the Products. [***].
ARTICLE II
CLOSING
Section 2.01    Closing. Subject to the terms and conditions of this Agreement, the consummation of the transactions contemplated by this Agreement (the “Closing”) shall take place remotely by exchange of documents and signatures (or their electronic counterparts), at [8:00] a.m. PST, simultaneously with the execution of this Agreement, or at such other time or place or in such other manner as Seller and Buyer may mutually agree upon in writing. The date on which the Closing is to occur is herein referred to as the “Closing Date.”
Section 2.02    Closing Deliverables.
(a)    At the Closing, Seller shall deliver to Buyer the following:
(i)    a bill of sale in the form of Exhibit C attached to the Lipase Acquisition Agreement, mutatis mutandis (the “Bill of Sale”) duly executed by Seller, transferring the Inventory, Acquired Books and Records, and any other tangible Purchased Assets to Buyer;
(ii)    an assignment and assumption agreement in the form of Exhibit D to the Lipase Acquisition Agreement, mutatis mutandis (the “Assignment and Assumption Agreement”) duly executed by Seller, effecting the assignment to and assumption by Buyer of the Purchased Assets and the Assumed Liabilities;
(iii)    an assignment in the form of Exhibit E to the Lipase Acquisition Agreement, mutatis mutandis (the “Patent Assignment”) duly executed by Seller, transferring all of Seller’s right, title, and interest in and to the Purchased Patents to Buyer;
(iv)    a license agreement in the form of Exhibit F to the Lipase Acquisition Agreement, mutatis mutandis (the “Expression System License Agreement” and, collectively with this Agreement, the Assignment and Assumption Agreement, and the Patent Assignment, the “Transaction Documents”) duly executed by Seller; and
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(v)    a properly completed IRS Form W-9.
(b)    At the Closing, Buyer shall deliver to Seller the following:
(i)    the Assignment and Assumption Agreement duly executed by Buyer;
(ii)    the Patent Assignment duly executed by Buyer;
(iii)    the Expression System License Agreement duly executed by Buyer; and
(iv)    the Initial Purchase Price by wire transfer of immediately available funds to Seller in accordance with the wire transfer instructions provided by Seller to Buyer in writing [***] prior to Closing.
Section 2.03    Delivery of Records. Promptly and in any event within [***] after the Closing Date, Seller shall deliver to Buyer copies of the Acquired Regulatory Documentation and the Acquired Books and Records via virtual data room or other file-share platform reasonably acceptable to Buyer (or such other method as mutually agreed by the parties), provided that Seller shall have no obligation to deliver to Buyer any such Acquired Regulatory Documentation or Acquired Books and Records that are already in Buyer’s or its Affiliates possession or that are publicly available.
ARTICLE III
REPRESENTATIONS AND WARRANTIES OF SELLER
Except as set forth in the Disclosure Schedules, Seller represents and warrants to Buyer that the statements contained in this ARTICLE III are true and correct as of the date hereof.
Section 3.01    Organization and Authority of Seller. Seller is a corporation duly organized, validly existing, and in good standing under the Laws of the State of Delaware. Seller has all necessary corporate power and authority to enter into this Agreement and the other Transaction Documents to which Seller is a party, to carry out its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby. The execution and delivery by Seller of this Agreement and any other Transaction Document to which Seller is a party, the performance by Seller of its obligations hereunder and thereunder, and the consummation by Seller of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate action on the part of Seller. This Agreement and the Transaction Documents constitute legal, valid, and binding obligations of Seller enforceable against Seller in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar Laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).
Section 3.02    No Conflicts or Consents. The execution, delivery, and performance by Seller of this Agreement and the other Transaction Documents to which it is a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not: (a) violate or breach any provision of the certificate of incorporation or by-laws of Seller; (b) violate or breach any provision of any Law or Governmental Order applicable to Seller or the Purchased Assets; (c) except as set forth in Section 3.02 of the Disclosure Schedules, require the consent, notice, or other action by any Person under, conflict with, violate or breach, constitute a default under, or result in the acceleration of any Assigned Contract; or (d) except as set forth in Section 3.02 of the Disclosure Schedules, require any consent, permit, Governmental Order, filing, or notice from, with, or to any Governmental Authority; except, in the cases
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of clauses (b) and (c), where the violation, breach, conflict, default, acceleration, or failure to obtain consent or give notice would not have a Material Adverse Effect and, in the case of clause (d), where such consent, permit, Governmental Order, filing, or notice which, in the aggregate, would not have a Material Adverse Effect.
Section 3.03    Intellectual Property. Section 3.03 of the Disclosure Schedules contains a current and complete list of all Purchased Patents, specifying as to each, as applicable: the title; the jurisdiction by or in which it has been issued, registered, or filed; the patent, registration or application serial number; and the issue, registration, or filing date. Except as set forth on Section 3.03 of the Disclosure Schedules, the Purchased Patents constitute all currently-existing Patents owned by Seller that [***] for the Manufacturing or use of [***] as it currently exists, other than any Patents covered by the Expression System License Agreement. Except for the Purchased Patents and any Patents covered by the Expression System License Agreement, Seller Controls no Patents that [***] for the Manufacturing or use of, [***] as each currently exists. Other than with respect to any ownership right, title, or interest of Buyer or any of its Affiliates, Seller owns all right, title, and interest in and to the Purchased Patents and Seller has not granted any license or other right under any of the Purchased Patents to any Third Party other than to service providers under the Assigned Contracts. All assignments and other instruments necessary to establish and record Seller’s ownership interest in the Purchased Patents have been executed, delivered, and filed with the relevant Governmental Authorities and authorized registrars. All required filings and fees related to the Purchased Patents due and payable prior to the Effective Date have been submitted with and paid to the relevant Governmental Authorities and authorized registrars. To Seller’s Knowledge, (a) no Person is infringing any Purchased Patents, and (b) except as set forth on Section 3.03(b) of the Disclosure Schedules, there are no actual or threatened claims that (i) the currently-listed inventorship of the Purchased Patents is incorrect, (ii) [***] (as each is existing on the date hereof) infringes any Third Party intellectual property rights, or (iii) the use of the Codexis Expression System (as defined in the Expression System License Agreement) to manufacture any Cell Bank (as defined in the Expression System License Agreement) or [***] as each currently exists infringes any Third Party intellectual property rights.
Section 3.04    Assigned Contracts.
(a)    Correct and complete copies of each Assigned Contract, have been made available to Buyer and its Representatives, including all amendments and modifications and side agreements relating thereto.
(b)    Except as set forth on Section 3.04 of the Disclosure Schedules: (i) each of the Assigned Contracts represents a legal, valid and binding obligation of Seller and, to Sellers’ Knowledge, each other party thereto, and is enforceable against Seller and, to Seller’s Knowledge, each other party thereto, in accordance with its terms, and is in full force and effect, and (ii) none of Seller or, to Seller’s Knowledge, any other party thereto is in material breach of, or material default under, or has provided or received any notice of any intention to terminate, any of the Assigned Contracts, or has committed or failed to perform any act which, with or without notice, lapse of time or both would constitute a material breach of or material default under any of the Assigned Contracts.
Section 3.05    Title to Inventory. Seller has good and valid title to all Inventory included in the Purchased Assets, free and clear of any lien, charge, claim, pledge, security interest, or other similar encumbrance, except for: (a) liens for Taxes not yet due and payable or being contested in good faith by appropriate procedures; (b) mechanics’, carriers’, workmen’s, repairmen’s, warehouse, or other like liens
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arising or incurred in the ordinary course of business; and (c) liens arising under original purchase price conditional sales contracts with third parties entered into in the ordinary course of business.
Section 3.06    Legal Proceedings; Governmental Orders.
(a)    Except as set forth in Section 3.06(a) of the Disclosure Schedules, there are no material claims, actions, suits, investigations, or other legal proceedings (collectively, “Actions”) pending or, to Seller’s Knowledge, threatened against or by Seller or its Affiliates relating to or affecting the Purchased Assets or the Assumed Liabilities.
(b)    Except as set forth in Section 3.06(b) of the Disclosure Schedules, there are no outstanding Governmental Orders against, relating to, or affecting the Purchased Assets, which would have a Material Adverse Effect.
Section 3.07    Brokers. No broker, finder, or investment banker is entitled to any brokerage, finder’s, or other fee or commission in connection with the transactions contemplated by this Agreement or any other Transaction Document based upon arrangements made by or on behalf of Seller or any of its Affiliates.
Section 3.08    No Other Representations and Warranties. Except for the representations and warranties contained in this ARTICLE III (including the related portions of the Disclosure Schedules), neither Seller nor any other Person has made or makes any other express or implied representation or warranty, either written or oral, on behalf of Seller, including any representation or warranty as to the accuracy or completeness of any information, documents, or material regarding the Products and the Purchased Assets furnished or made available to Buyer and its Representatives in any form (including any information, documents, or material delivered or made available to Buyer on behalf of Seller for purposes of this Agreement), or as to the future revenue, profitability, or success of the Products, or any representation or warranty arising from statute or otherwise in Law.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF BUYER
Except as set forth in the Disclosure Schedules, Buyer represents and warrants to Seller that the statements contained in this ARTICLE IV are true and correct as of the date hereof.
Section 4.01    Organization and Authority of Buyer. Buyer is a société anonyme duly organized, validly existing and in good standing under the Laws of Switzerland. Buyer has all necessary corporate power and authority to enter into this Agreement and the other Transaction Documents to which Buyer is a party, to carry out its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby. The execution and delivery by Buyer of this Agreement and any other Transaction Document to which Buyer is a party, the performance by Buyer of its obligations hereunder and thereunder, and the consummation by Buyer of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate action on the part of Buyer. This Agreement and the Transaction Documents constitute legal, valid, and binding obligations of Buyer enforceable against Buyer in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar Laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).
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Section 4.02    No Conflicts; Consents. The execution, delivery, and performance by Buyer of this Agreement and the other Transaction Documents to which it is a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not: (a) violate or breach any provision of the certificate of incorporation or by-laws of Buyer; (b) violate or breach any provision of any Law or Governmental Order applicable to Buyer; (c) require the consent, notice or other action by any Person under, conflict with, violate or breach, constitute a default under, or result in the acceleration of any agreement to which Buyer is a party; or (d) require any consent, permit, Governmental Order, filing, or notice from, with, or to any Governmental Authority by or with respect to Buyer.
Section 4.03    Solvency; Sufficiency of Funds. Immediately after giving effect to the transactions contemplated hereby, Buyer shall be solvent and shall: (a) be able to pay its debts as they become due; (b) own property that has a fair saleable value greater than the amounts required to pay its debts (including a reasonable estimate of the amount of all Liabilities); and (c) have adequate capital to carry on its business. No transfer of property is being made and no obligation is being incurred in connection with the transactions contemplated hereby with the intent, on the part of Buyer, to hinder, delay, or defraud either present or future creditors of Buyer or Seller. In connection with the transactions contemplated hereby, Buyer has not incurred, nor plans to incur, debts beyond its ability to pay as they become absolute and matured.
Section 4.04    Legal Proceedings. There are no Actions pending or, to Buyer’s knowledge, threatened against or by Buyer that challenge or seek to prevent, enjoin, or otherwise delay the transactions contemplated by this Agreement.
Section 4.05    Brokers. No broker, finder, or investment banker is entitled to any brokerage, finder’s, or other fee or commission in connection with the transactions contemplated by this Agreement or any other Transaction Document based upon arrangements made by or on behalf of Buyer or any of its Affiliates.
Section 4.06    Independent Investigation. Buyer has conducted its own independent investigation, review, and analysis of the Products and the Purchased Assets, and acknowledges that it has been provided adequate access to the personnel, properties, assets, premises, books and records, and other documents and data of Seller for such purpose. Buyer acknowledges and agrees that: (a) in making its decision to enter into this Agreement and to consummate the transactions contemplated hereby, Buyer has relied solely upon its own investigation and the express representations and warranties of Seller set forth in ARTICLE III of this Agreement (including related portions of the Disclosure Schedules); and (b) neither Seller nor any other Person has made any representation or warranty as to Seller, the Products, the Purchased Assets, or this Agreement, except as expressly set forth in ARTICLE III of this Agreement (including the related portions of the Disclosure Schedules).
Section 4.07    Other Representations and Warranties. Except for the representations and warranties contained in this ARTICLE IV, neither Buyer nor any other Person has made or makes any other express or implied representation or warranty, either written or oral, on behalf of Buyer, including any representation or warranty as to the accuracy or completeness of any information, documents, or material furnished or made available to Seller and its Representatives in any form (including any information, documents, or material delivered or made available to Seller on behalf of Buyer for purposes of this Agreement) or any representation or warranty arising from statute or otherwise in Law.
ARTICLE V
COVENANTS
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Section 5.01    Confidentiality.
(a)    Nondisclosure. Each party agrees that, during the Term and thereafter, a party (the “Receiving Party”) receiving Confidential Information of the other party (the “Disclosing Party”) (or that has received any such Confidential Information from the other party prior to the Effective Date) shall (i) maintain in confidence such Confidential Information using not less than the efforts such Receiving Party uses to maintain in confidence its own proprietary industrial information of similar kind and value, which shall be no less than a reasonable degree of care, (ii) not disclose such Confidential Information to any Third Party without the prior written consent of the Disclosing Party, except for disclosures expressly permitted below, and (iii) not use such Confidential Information for any purpose except those permitted by this Agreement. Each Receiving Party will promptly notify the Disclosing Party upon gaining knowledge of any material use or disclosure of Confidential Information of the other party not permitted pursuant to this Section 5.01. [***]. For the further avoidance of doubt, all Licensed Know-How is and shall be Confidential Information of Seller. The obligations in this Section 5.01 shall not apply with respect to any portion of the Confidential Information that the Receiving Party may receive to the extent that such information:
(i)    is publicly disclosed by the Disclosing Party, either before or after it is disclosed to the Receiving Party hereunder;
(ii)    was known to the Receiving Party or any of its Affiliates, without any obligation to keep it confidential or any restriction on its use, prior to disclosure by the Disclosing Party, and such prior knowledge can be properly documented by the Receiving Party;
(iii)    is subsequently disclosed to the Receiving Party or any of its Affiliates by a Third Party lawfully in possession thereof and without any obligation to keep it confidential or any restriction on its use;
(iv)    is published by a Third Party or otherwise becomes publicly available or enters the public domain, either before or after it is disclosed to the Receiving Party without the Receiving Party’s breach of the terms of this Agreement; or
(v)    is independently developed by employees or contractors of the Receiving Party or any of its Affiliates without the aid, application, or use of Confidential Information of the Disclosing Party, and such independent development can be properly documented by the Receiving Party.
(b)    Authorized Disclosure. The Receiving Party may disclose Confidential Information belonging to the Disclosing Party only to the extent such disclosure is reasonably necessary in the following instances:
(i)    complying with applicable Laws and regulations (including the rules and regulations of the Securities and Exchange Commission or any national securities exchange) and with judicial or administrative process, if in the reasonable opinion of the Receiving Party’s counsel, such disclosure is so required for such compliance and the Receiving Party discloses no more than required in its reasonable judgment, and further provided that with respect to judicially or administratively required disclosures, the Receiving Party (to the extent legally permissible) shall promptly inform the other party
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of such required disclosure and use [***] efforts to provide the other party an opportunity to challenge or limit the disclosure obligations; and
(ii)    disclosure to its Affiliates, and to its bona fide actual or potential (A) permitted Licensees, (B) investment bankers, investors, lenders, or acquirers, or permitted assignees under Section 9.06, in each case, solely for diligence purposes, and (C) each of the parties’ respective Representatives, in each case of (A), (B), and (C), each of whom prior to disclosure must be bound by obligations of confidentiality and non-use no less restrictive than the obligations set forth in this Section 5.01; provided, however, that the Receiving Party shall remain responsible for any failure by any Person who receives Confidential Information pursuant to this Section 5.01(b)(ii) to treat such Confidential Information as required under this Section 5.01.
If and whenever any Confidential Information is disclosed in accordance with this Section 5.01(b), such disclosure shall not cause any such information to cease to be Confidential Information, except to the extent that such disclosure results in a public disclosure of such information (other than by breach of this Agreement).
(c)    Tax Filings. Notwithstanding any provision of this Agreement to the contrary, each party (and their Affiliates) shall be free to disclose this Agreement, the contents hereof, and the transactions contemplated hereby to any Governmental Authority in connection with the filing of any Tax Return and in any Tax audits, assessments, or administrative or judicial proceedings or other Actions relating to Tax Returns or Taxes.
Section 5.02    Public Announcements. Unless otherwise required by applicable Law, no party to this Agreement shall make any public announcements in respect of this Agreement or the transactions contemplated hereby without the prior written consent of the other party (which consent shall not be unreasonably withheld, conditioned, or delayed), and the parties shall cooperate as to the timing and contents of any such announcement. Notwithstanding the foregoing, Seller may, following the Effective Date, issue a press release regarding this Agreement and the transactions contemplated hereby containing the information and generally in the form as reasonably agreed upon by the Parties at least [***] prior to the Closing. The contents of any announcement or similar publicity, which has been reviewed and approved by the reviewing party (including the press release referred to in the prior sentence), can be re-released by either party without a requirement for re-approval.
Section 5.03    Exclusivity.
(a)    During the Restricted Period, Seller shall not, and shall not permit any of its Affiliates to, directly or indirectly engage in, for its own benefit or for, with, or through any other Person, [***], any other company, partnership, proprietorship, enterprise, organization or business venture of any kind whatsoever engaged in [***] (the “Restricted Business”) [***]. Notwithstanding the foregoing, Seller may own, directly or indirectly, solely as an investment, securities of any Person traded on any national securities exchange if Seller is not a controlling Person of, or a member of a group which controls, such Person and does not, directly or indirectly, own [***] or more of any class of securities of such Person. The “Restricted Period” shall commence on the Closing Date and shall continue until [***] of the Closing Date; provided [***].
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(b)    Each party acknowledges that a breach or threatened breach by it of this Section 5.03 could give rise to irreparable harm to the other party, for which monetary damages may not be an adequate remedy, and hereby agrees that in the event of a breach or a threatened breach by such party of any such obligations, the other party shall, in addition to any and all other rights and remedies that may be available to it in respect of such breach, be entitled to seek equitable relief, including a temporary restraining order, an injunction, specific performance, and any other relief that may be available from a court of competent jurisdiction (without any requirement to post bond, which such party hereby waives).
(c)    Each party acknowledges that the restrictions contained in this Section 5.03 are reasonable and necessary to protect the legitimate interests of the other party and constitute a material inducement to each party to enter into this Agreement and consummate the transactions contemplated by this Agreement. In the event that any covenant contained in this Section 5.03 should ever be adjudicated to exceed the time, geographic, product, or service or other limitations permitted by applicable Law in any jurisdiction, then any court is expressly empowered to reform such covenant, and such covenant shall be deemed reformed, in such jurisdiction to the maximum time, geographic, product, or service or other limitations permitted by applicable Law. The covenants contained in this Section 5.03 and each provision hereof are severable and distinct covenants and provisions. The invalidity or unenforceability of any such covenant or provision as written shall not invalidate or render unenforceable the remaining covenants or provisions hereof, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such covenant or provision in any other jurisdiction.
Section 5.04    Patent Prosecution and Maintenance.
(a)    Following the Closing Date, Buyer shall have the sole right to Prosecute all Purchased Patents and Resultant Patents, including any Patent Term Extensions or Supplementary Protection Certificates thereto, and shall be solely responsible for the cost and expense thereof. Buyer shall have the sole right to determine the strategy and material aspects of Prosecution of the Purchased Patents and Resultant Patents, including where and when applications for Purchased Patents and Resultant Patents will be filed, and claims to be included, excluded, or modified in Purchased Patents and Resultant Patents applications, or on the selection of internal or external patent counsel or patent agents to be used for filing, Prosecuting and maintaining the Purchased Patents and Resultant Patents.
(b)    Seller shall provide to Buyer all reasonable assistance requested by Buyer in connection with Prosecution under this Section 5.04, including allowing Buyer reasonable access to Seller’s and its Affiliates’ files and documents and Seller’s and its Affiliates’ then-current personnel and inventors who may have possession of information relevant to the Prosecution. Any such cooperation by Seller and its Affiliates with respect to the Purchased Patents and Resultant Patents or any such Prosecution shall be at Buyer’s cost and expense and Buyer shall reimburse Seller for such reasonable and documented costs and expenses of Seller and its Affiliates.
Section 5.05    Patent Enforcement.
(a)    Buyer shall have the sole right to enforce the Purchased Patents and Resultant Patents and intellectual property rights in Purchased Know-How, including for past infringement, against Third Party infringers (and enter into settlement agreements with such Third Party infringers). Any recovery obtained in any such enforcement action (or settlement thereof) shall
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belong to Buyer. Buyer shall be responsible for all costs and expenses associated with such enforcement.
(b)    Seller shall provide to Buyer all reasonable assistance requested by Buyer in connection with any Action under this Section 5.05, including allowing Buyer reasonable access to Seller’s and its Affiliates’ files and documents and Seller’s and its Affiliates’ then-current personnel who may have possession of information relevant to the Action. Any such cooperation by Seller with respect to the Purchased Patents and Resultant Patents or any such Action shall be at Buyer’s cost and expense and Buyer shall reimburse Seller for such reasonable and documented costs and expenses of Seller.
Section 5.06    Bulk Sales Laws. The parties hereby waive compliance with the provisions of any bulk sales, bulk transfer or similar Laws of any jurisdiction that may otherwise be applicable with respect to the sale of any or all of the Purchased Assets to Buyer.
Section 5.07    VAT. The Purchase Price is exclusive of VAT. Any party receiving a supply under this Agreement hereby covenants that it will pay any such VAT correctly charged in addition to any amounts due under this Agreement. The supplying party agrees that it will raise a Tax invoice (or equivalent document) to support the charge to VAT. Where the prevailing legislation requires a VAT reverse charge, then the receiving party covenants that it shall correctly account for VAT in respect of the services received. To the extent that any VAT is chargeable on any Purchased Assets transferred pursuant to this Agreement, Seller shall deliver to Buyer: (i) a valid VAT invoice where required by applicable Law or practice and (ii) any other documentation as may be reasonably requested by Buyer to assist it to recover the VAT chargeable or payable, in each case, in such form and within such timing as may be required by Law. An amount equal to the amount of VAT chargeable or payable by Seller on the Purchased Assets transferred shall be paid in addition to the consideration provided in this Agreement, by Buyer to Seller within [***] of receipt of a valid VAT invoice (or where no invoice is required, within [***] of demand) or, if later, [***] before the date on which the obligation to account for VAT would have had to be discharged in order to avoid liability to interest or a charge or penalty. Seller shall account for all amounts in respect of VAT paid to it by Buyer to the appropriate Governmental Authorities in compliance with applicable Laws. Both parties shall use [***] efforts to avail of VAT zero-rating, reduced rating or exemption that could apply. In the event that the local competent Tax authority determines that VAT is chargeable, Buyer in the first instance shall undertake all reasonable steps to refute any such assertions by the local Tax authority. Each party shall be responsible for any Taxes due on their own account, including any penalties or interest accruing due to incorrect VAT treatment of the supplies of goods or services made by that party or any failure to correctly account for VAT on any receipt of a supply of goods or services under this Agreement, except where those penalties or interest arise as a result of the actions of the other party, in which case that party shall be liable to reimburse the value of the penalties and interest.
Section 5.08    Further Assurances. Following the Closing, each of the parties hereto shall, and shall cause their respective Affiliates to, execute and deliver such additional documents, instruments, conveyances, and assurances and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the transactions contemplated by this Agreement and the other Transaction Documents.
Section 5.09    Termination of application of Certain Surviving Existing Agreements to the Purchased Assets and A&P Project Enzymes. Effective as of the Closing:
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(a)    Articles 2, 3, 8, 9, 12, 13, 14, and 15 and Sections 10.1 and 10.3 of the Development Agreement, which have survived termination as per the terms of the Development Agreement, shall no longer apply to the A&P Project Enzymes, the Purchased Patents, the Resultant Patents, or the Purchased Know-How; and
(b)    Articles 2, 6, 7, 8, 11, 16, and 17 and Sections 5.7, 9.5, 10.1, 12.1, 14.1, and 15.1 of the Strategic Collaboration Agreement, which have survived termination as per the terms of the Strategic Collaboration Agreement, shall no longer apply to the A&P Project Enzymes, the Purchased Patents, the Resultant Patents, and the Purchased Know-How.
If there is any conflict or inconsistency between the provisions of the surviving Articles and Sections of an Existing Agreement and the provisions of any Transaction Document, then the provisions of the Transaction Documents shall prevail. For clarity, the A&P Project Enzymes, the Purchased Patents, the Resultant Patents, and the Purchased Know-How, and Buyer’s corresponding interest in the A&P Project Enzymes and such Purchased Patents, Resultant Patents, and Purchased Know-How under the Existing Agreements, shall cease to constitute Joint Patents or Jointly Owned Inventions under any Existing Agreement and cease to be subject to the terms of the Existing Agreements (including the provisions thereof surviving the termination thereof) and, as between the parties, the Prosecution, defense, and enforcement of the Purchased Patents, Resultant Patents, the Purchased Know-How, and Acquired Regulatory Documentation will be controlled solely by the terms of this Agreement and not the surviving Articles and Sections of any Existing Agreement. For clarity, all right, title, and interest in the Purchased Patents, including the right to sue for past infringement, shall belong solely to Buyer as of the Closing Date.
Section 5.10    License to Know-How. Effective as of the Closing Date and subject to the terms of this Section 5.10, Seller (on behalf of itself and its Affiliates) hereby grants to Buyer, and Buyer accepts, a non-exclusive, perpetual, irrevocable, royalty-free, worldwide, non-transferable (except as set forth below), sublicensable (solely as set forth below) license under the Licensed Know-How to Manufacture, Develop, Commercialize, and otherwise Exploit the A&P Project Enzymes anywhere in the world, [***]. Buyer shall have no rights or license to any enhancements, improvements, or other modifications to the Licensed Know-How made by or on behalf of Seller or any of its Affiliates after the Closing Date. All use of the Licensed Know-How by or under authority of Buyer (or its successors and assigns) from and after the Closing Date shall be on an “AS IS, WHERE IS” basis, with all faults and all express and implied representations and warranties disclaimed, and at its sole risk. All rights not expressly granted by Seller and its Affiliates hereunder are reserved by Seller and its Affiliates. The license to the Licensed Know-How granted under this Section 5.10 shall be sublicensable (including through multiple tiers of sublicensees) only to (i) Affiliates (but only for so long as they remain Affiliates of Buyer), Licensees, and service providers of Buyer and (ii) any Third Party that acquires one or more of the Purchased Patents or Resultants Patents and such Third Party’s Affiliates (but only for so long as they remain Affiliates of such Third Party) and service providers, in each case, for use solely within the scope of the above license, and shall be assignable and transferable only to successors in interest to all or substantially all of the assets of Buyer relating to the Products. Buyer is liable for any acts or omissions of its Licensees, Affiliates, employees, contractors, representatives, and (direct and indirect) sublicensees that would, if an act or omission of Buyer, be a breach of this Section 5.10. The rights and licenses granted in this Section 5.10 are subject to, and limited by, any and all licenses, rights, limitations, and restrictions with respect to the Licensed Know-How previously granted to or otherwise obtained by any Third Party that are in effect as of the Closing Date. Nothing contained herein will be construed as an obligation to disclose or deliver any technical information or embodiment of any Licensed Know-How or to provide any technical assistance or other services or deliverables to Buyer or its Affiliates.
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Section 5.11    [***]. [***].
ARTICLE VI
INDEMNIFICATION
Section 6.01    Survival Subject to the limitations and other provisions of this Agreement, the representations and warranties contained herein shall survive the Closing and shall remain in full force and effect until the date that is [***] from the Closing Date. None of the covenants or other agreements contained in this Agreement shall survive the expiration or other termination of the Term other than those which by their terms contemplate performance after termination (including Section 5.01 (Confidential Information)), and each such surviving covenant and agreement shall survive termination for the period contemplated by its terms. Notwithstanding the foregoing, any claims asserted in good faith with reasonable specificity (to the extent known at such time) and in writing by notice from the non-breaching party to the breaching party prior to the expiration date of the applicable survival period shall not thereafter be barred by the expiration of such survival period and such claims shall survive until finally resolved.
Section 6.02    Indemnification by Seller. Subject to the other terms and conditions of this ARTICLE VI, from and after the Closing, Seller shall indemnify Buyer, its Affiliates, and each of their successors and assigns (collectively, the “Buyer Indemnified Parties”) against, and shall hold the Buyer Indemnified Parties harmless from and against, any and all losses, damages, liabilities, deficiencies, Actions, judgments, interest, awards, penalties, fines, costs, or expenses of whatever kind, including reasonable out-of-pocket expenses of investigation and reasonable attorneys’ fees and expenses in connection with any action, [***] (collectively, “Losses”), incurred or sustained by, or imposed upon, any Buyer Indemnified Party based upon, arising out of, with respect to, or by reason of:
(a)    [***];
(b)    [***]; or
(c)    any Excluded Liability.
Section 6.03    Indemnification by Buyer. Subject to the other terms and conditions of this ARTICLE VI, from and after the Closing, Buyer shall indemnify Seller, its Affiliates, and each of their successors and assigns (collectively, the “Seller Indemnified Parties”) against, and shall hold the Seller Indemnified Parties harmless from and against, any and all Losses incurred or sustained by, or imposed upon, any Seller Indemnified Party based upon, arising out of, with respect to, or by reason of:
(a)    [***];
(b)    [***]; or
(c)    [***], any Assumed Liability or Buyer’s, its Affiliates’, and its Licensees’ conduct of the Business after the Closing.
Section 6.04    Certain Limitations. The party making a claim under this ARTICLE VI is referred to as the “Indemnified Party,” and the party against whom such claims are asserted under this ARTICLE VI is referred to as the “Indemnifying Party.” The indemnification provided for in Section 6.02 and Section 6.03 shall be subject to the following limitations:
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(a)    The Indemnifying Party shall not be liable to the Indemnified Party for indemnification under Section 6.02(a) or Section 6.03(a), as the case may be, until the aggregate amount of all Losses in respect of indemnification under Section 6.02(a) or Section 6.03(a) exceeds $[***] (the “Deductible”), in which event the Indemnifying Party shall only be required to pay or be liable for Losses in excess of the Deductible.
(b)    The aggregate amount of all Losses for which a Seller shall be liable pursuant to Section 6.02(a) shall not exceed [***] of the Purchase Price (the “Cap”).
(c)    In no event shall any Indemnifying Party be liable to any Indemnified Party for any punitive, incidental, consequential, special, or indirect damages, or for any damages based on loss of future revenue or income, loss of business reputation or opportunity relating to the breach or alleged breach of this Agreement, or diminution of value or any damages based on any type of multiple, [***].
(d)    [***].
(e)    Seller shall not be liable under this ARTICLE VI for any Losses based upon or arising out of any inaccuracy in or breach of any of the representations or warranties of Seller contained in this Agreement if Buyer [***] knowledge of such inaccuracy or breach prior to the Closing.
For purposes of calculating the Deductible or the Cap with respect to any Losses, the Deductible or Cap, as applicable, will be calculated as of the date on which such Loss is payable by the Indemnifying Party to the Indemnified Party and the Purchase Price for purposes of such calculation will be equal to the aggregate of the Initial Purchase Price and the Milestone Payment paid or payable by Buyer to Seller during the period from the Closing Date until (and including) the date on which such Loss is payable; [***].
Section 6.05    Indemnification Procedures. Whenever any claim shall arise for indemnification hereunder, the Indemnified Party shall promptly provide written notice of such claim to the Indemnifying Party. Such notice by the Indemnified Party shall: (a) describe the claim in reasonable detail; (b) include copies of all material written evidence thereof; and (c) indicate the estimated amount, if reasonably practicable, of the Loss that has been or may be sustained by the Indemnified Party. In connection with any claim giving rise to indemnity hereunder resulting from or arising out of any Action by a Person who is not a party to this Agreement, the Indemnifying Party, at its sole cost and expense and upon written notice to the Indemnified Party, may assume the defense of any such Action with counsel reasonably satisfactory to the Indemnified Party. The Indemnified Party shall be entitled to participate in the defense of any such Action, with its counsel and at its own cost and expense, subject to the Indemnifying Party’s right to control the defense thereof. If the Indemnifying Party does not assume the defense of any such Action, the Indemnified Party may, but shall not be obligated to, defend against such Action in such manner as it may deem appropriate, including settling such Action, after giving notice of it to the Indemnifying Party, on such terms as the Indemnified Party may deem appropriate and no action taken by the Indemnified Party in accordance with such defense and settlement shall relieve the Indemnifying Party of its indemnification obligations herein provided with respect to any damages resulting therefrom. The Indemnifying Party shall not be entitled to assume or maintain control of the defense of any such Action if (i) [***], (ii) such Action seeks an injunction or equitable relief against the Indemnified Party or any of its Affiliates, or (iii) [***]. Seller and Buyer shall cooperate with each other in all reasonable respects in connection with the defense of any claim, including: (i) making available
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(subject to the provisions of Section 5.01) records relating to such claim; and (ii) furnishing, without expense (other than reimbursement of actual out-of-pocket expenses) to the defending party, management employees of the non-defending party as may be reasonably necessary for the preparation of the defense of such claim. The Indemnifying Party shall not settle any Action without the Indemnified Party’s prior written consent (which consent shall not be unreasonably withheld, conditioned, or delayed).
Section 6.06    Tax Treatment of Indemnification Payments. All indemnification payments made under this Agreement shall be treated by the parties as an adjustment to the Purchase Price for Tax purposes, unless otherwise required by Law.
Section 6.07    Exclusive Remedies. Subject to ARTICLE VII, the parties acknowledge and agree that from and after the Closing their sole and exclusive remedy with respect to any and all claims (other than claims arising from intentional fraud on the part of a party hereto or its representatives in connection with the transactions contemplated by this Agreement) for any breach of any representation, warranty, covenant, agreement, or obligation set forth herein or otherwise relating to the subject matter of this Agreement shall be pursuant to the indemnification provisions set forth in this ARTICLE VI. In furtherance of the foregoing, each party hereby waives, from and after the Closing, to the fullest extent permitted under Law, any and all rights, claims, and causes of action for any breach of any representation, warranty, covenant, agreement, or obligation set forth herein or otherwise relating to the subject matter of this Agreement it may have against the other parties hereto and their Affiliates and each of their respective Representatives arising under or based upon any Law, except pursuant to the indemnification provisions set forth in this ARTICLE VI. Nothing in this Section 6.07 shall limit any Person’s right to seek and obtain any equitable relief to which such Person shall be entitled or to seek any remedy on account of any intentional fraud by any party hereto or its representatives.
Section 6.08    Right to Set-Off.
(a)    Buyer is expressly authorized, but shall not be obligated, to set-off any Losses that the Parties have agreed in writing, or which have been finally determined in accordance with ARTICLE VIII, to be subject to indemnification by Seller hereunder (subject to the limitations set forth in Section 6.04) against the Milestone Payment or any other payments payable to Seller pursuant to this Agreement.
(b)    Neither the exercise nor the failure or delay to exercise such right to withhold or set off pursuant to this Section 6.08 will constitute an election of remedies or limit the rights and remedies of the Buyer Indemnified Parties hereunder (other than to the extent any Losses have been set off pursuant to Section 6.08(a)).
ARTICLE VII
TERM AND TERMINATION
Section 7.01    Term. This Agreement commences upon the Effective Date and will continue until the later of:
(a)    [***] of the Effective Date; and
(b)    [***] of the date the Milestone Payment is made to Seller (the period from the Effective Date until the expiration or other termination of this Agreement, the “Term”).
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ARTICLE VIII
DISPUTE RESOLUTION
Section 8.01    Elevation of Issues for Resolution. In the event the parties or their Representatives are unable to agree upon any dispute or disagreement between the parties arising from or in connection with this Agreement, the construction hereof, or the rights, duties or liabilities of either party hereunder (each a “Dispute”), the parties shall endeavor to resolve such Dispute in accordance with the terms of this Section 8.01. Upon the receipt of a written notice from one party to the other party of a Dispute (the “Notice of Dispute”), authorized Representatives of the parties, each with authority to settle the Dispute, shall endeavor to discuss their respective positions and use their good faith efforts to resolve the Dispute. In connection with such discussion, the parties may agree to confer with one or more mutually acceptable independent Third Party experts having expertise in the relevant subject matter and both parties shall consider in good faith the views of such Third Party(ies). If for any reason a written agreement signed by both parties is not reached within [***] after the Notice of Dispute, the parties shall promptly refer the Dispute to the Senior Executives (or their respective designees) for resolution, which Senior Executives will have authority to settle the Dispute and shall be charged with resolving such Dispute. If such Dispute is not resolved by the parties’ Senior Executives within [***] after the date the Dispute is referred to them, then the Dispute shall be submitted to binding arbitration in accordance with Section 8.02.
Section 8.02    Arbitration. Any Dispute that is not resolved by an executed written agreement of the parties in accordance with Section 8.01, as well as any related claims or other disputes arising out of or in connection with this Agreement including any question regarding its existence, validity, or termination, whether for breach of contract, tortious conduct, or otherwise and whether predicated on common law, statute, or otherwise (collectively, the “Related Claims”), shall be referred to and finally resolved by arbitration under the [***] rules (the “Rules”) in effect at the Effective Date except, as they may be modified herein or by mutual agreement of the parties, which Rules are deemed to be incorporated by reference into this Section 9.02. The number of arbitrators shall be three, unless otherwise mutually agreed by the parties, whereby, claimant and the respondent shall each nominate an arbitrator, and the third arbitrator, who shall be the president of the arbitral tribunal, shall be appointed by the two party-appointed arbitrators in consultation with the parties, in each case, in accordance with the Rules. Each arbitrator shall be experienced in the subject matter herein and the application of [***] law. The seat or legal place of arbitration shall be [***]. The language to be used in the arbitral proceedings shall be English.
(a)    Within [***] after the appointment of the arbitrators pursuant to this Section 8.02, the arbitrators and the parties shall meet, and each party shall provide to the arbitrators a written summary of: (i) all issues within the scope of the Dispute and any Related Claims; and (ii) such party’s position on each such issue. The arbitrators shall set a date for a hearing, which shall be no later than [***] after the appointment of the final arbitrator pursuant to this Section 8.02, for the presentation of evidence and legal arguments concerning each of the issues identified by the parties; provided, however, that the parties may jointly agree in writing to extend the foregoing deadlines, or [***].
(b)    The arbitrators shall use each of their best efforts to rule on each disputed issue within [***] after the completion of the hearing described in Section 8.02(a); provided, however, that the parties may jointly agree in writing to extend the foregoing deadlines, or [***]. No arbitrator (nor any arbitral tribunal) shall have the power to: (i) award any punitive damages or other damages prohibited by Section 6.04; or (ii) to decide or rule on any issue or other matter
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that is not clearly with the scope of the Dispute and any Related Claims. The costs of the arbitration shall be [***] during the course of such arbitration, as assessed by [***], and shall be borne as determined by the arbitrators.
(c)    The arbitration proceedings, including the existence of the arbitration proceedings, the facts and circumstances surrounding the underlying dispute, all submissions, correspondence, and evidence relating to the arbitration proceedings, and any awards issued by the arbitrator shall be kept confidential by the parties, and the parties shall work with the arbitrators to take such steps as are reasonably necessary to preserve the confidentiality thereof, except to the extent otherwise required by applicable Law.
(d)    Subject to Section 8.02(b), the arbitrators shall have the power to grant any remedy or relief that they deem just and equitable, including but not limited to injunctive relief, whether interim or final, and any provisional measures ordered by the arbitrator may be enforced by any court of competent jurisdiction. Notwithstanding the foregoing, nothing in this Agreement shall prevent either party from seeking any provisional/preliminary relief (including injunctions, attachments, or other such orders in aid of arbitration) from any court of competent jurisdiction, and any such application to a court for provisional/preliminary relief shall not be deemed incompatible with the terms of this Agreement to arbitrate or a waiver of the right to arbitrate.
(e)    Any award rendered by the arbitrators shall be final and binding on the parties, and each party hereto waives to the fullest extent permitted by law any right it may otherwise have under the laws of any jurisdiction to any form of appeal of, or collateral attack against, such award. Judgment upon any awards rendered by the arbitrators may be entered in any court having jurisdiction thereof, including any court having jurisdiction over any of the parties or their assets.
(f)    Notwithstanding anything in this ARTICLE VIII to the contrary, any dispute to determine the validity or infringement of a party’s intellectual property rights by the other party (but excluding, in any event, disputes relating to earnouts or other amounts payable hereunder, whether or not involving questions of infringement or validity) shall be submitted exclusively to the courts in the jurisdiction of the relevant intellectual property right, and the parties hereby consent to the jurisdiction of such courts.
ARTICLE IX
MISCELLANEOUS
Section 9.01    Definitions. The terms in this Agreement with initial letters capitalized, whether used in the singular or the plural, shall have the respective meanings either set forth in Exhibit A attached hereto or in another part of this Agreement and as cross referenced in Exhibit A.
Section 9.02    Construction.
(a)    The headings of each Article and Section in this Agreement have been inserted for convenience of reference only and are not intended to limit or expand on the meaning of the language contained in the particular Article or Section.
(b)    Except where the context otherwise requires, wherever used, the singular shall include the plural, the plural the singular, the use of any gender shall be applicable to all genders and the word “or” is used in the inclusive sense (and/or).
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(c)    The term “including,” “include,” or “includes” as used herein shall mean including, without limiting the generality of any description preceding such term.
(d)    Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument, or other document herein will be construed as referring to such agreement, instrument, or other document as from time to time amended, supplemented, or otherwise modified (subject to any restrictions on such amendments, supplements, or modifications set forth herein or therein), (ii) any reference to any applicable Laws herein will be construed as referring to such Laws as from time to time enacted, repealed, or amended, (iii) any reference herein to any person will be construed to include the person’s successors and permitted assigns, (iv) the words “herein”, “hereof,” and “hereunder”, and words of similar import, will be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (v) any reference herein to the words “mutually agree” or “mutual written agreement” will not impose any obligation on either party to agree to any terms relating thereto except as such party may determine in such party’s sole discretion, (vi) all references herein to Sections or Exhibits will be construed to refer to Sections and Exhibits to this Agreement, (vii) the word “days” means calendar days unless otherwise specified, (viii) except as otherwise expressly provided herein all references to “$” or “dollars” refer to the lawful money of the U.S., and (ix) the words “copy” and “copies” and words of similar import when used in this Agreement include, to the extent available, electronic copies, files or databases containing the information, files, items, documents, or materials to which such words apply.
(e)    Each party represents that it has been represented by legal counsel in connection with this Agreement and acknowledges that it has participated in the drafting hereof In interpreting and applying the terms and provisions of this Agreement, the parties agree that no presumption will apply against the party which drafted such terms and provisions. The language in this Agreement is to be construed in all cases according to its fair meaning.
(f)    Any documents will be deemed to have been made available to, and received by, Buyer if such documents were made available to Buyer [***] prior to the execution and delivery of this Agreement by Seller.
Section 9.03    Expenses. Except as otherwise expressly provided herein (including Section 5.07 hereof), all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.
Section 9.04    Severability. If and to the extent that any provision (or any part thereof) of this Agreement is held to be invalid, illegal, or unenforceable, in any respect in any jurisdiction, the provision (or the relevant part thereof) shall be considered severed from this Agreement and shall not serve to invalidate the remainder of such provision or any other provisions hereof The parties shall make a good faith effort to replace any invalid, illegal, or unenforceable provision (or any part thereof) with a valid, legal, and enforceable provision such that the objectives contemplated by the parties when entering this Agreement may be realized.
Section 9.05    Notices. Any notice required or permitted to be given by the parties pursuant to this Agreement shall be in writing and shall be (i) delivered by hand, (ii) delivered by overnight courier with tracking capabilities, (iii) mailed postage prepaid by first class, registered, or certified mail, or (iv) transmitted by electronic mail, with confirmation copy by mail as provided in clause (iii) above, and in each case addressed to the recipient party as set forth below, unless changed by notice so given:
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If to Buyer:
[●]
c/o Société des Produits Nestlé S.A.
55 Avenue Nestlé
1800 Vevey
Switzerland
Email: [***]
[***]
Attention: [***]
[***]

with a copy to (which shall not constitute notice):

Mayer Brown LLP
1221 Avenue of the Americas
New York, NY 10020
Email: [***]
[***]
Attention: [***]
[***]

If to Codexis:

Codexis, Inc.
200 Penobscot Drive
Redwood City, CA 94063
Attention: President

with a copy to (which shall not constitute notice):

Codexis, Inc.
200 Penobscot Drive
Redwood City, CA 94063
Email: [***]
Attention: General Counsel

And

Baker Hostetler LLP
312 Walnut Street, Suite 3200
Cincinnati, OH 45202-4074
Email: [***]
[***]
Attention: [***]
[***]

(A) with respect to any notice delivered pursuant to clauses (i), (ii) or (iii), such notice shall not be effective unless it was (1) first delivered via e-mail and no response was given within [***] and (2) a
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subsequent notice via e-mail was sent indicating the delivery via method described in clause (i), (ii), or (iii), as applicable; (B) with respect to any notice delivered pursuant to clauses (i), such notice shall be deemed effective upon submission to such other party, (C) with respect to any notice delivered pursuant to clause (ii), such notice shall be deemed effective [***] following the date of submission to the carrier, (D) with respect to any notice delivered pursuant to clause (iii), such notice shall be deemed effective [***] after the date deposited with the applicable carrier, and with respect to any notice delivered pursuant to clause (iv), (x) upon submission to such other party if sent during normal business hours of the recipient, and (y) on [***] if sent after normal business hours of the recipient (in the case of (x) or (y), subject to confirmation of receipt by recipient by reply email). A party may add, delete, or change the person or address to whom notices should be sent at any time upon written notice delivered to the other party in accordance with this Section 9.05.
Section 9.06    Assignment. Neither this Agreement nor any of the rights or obligations hereunder may be assigned or transferred by either party without the prior written consent of the other party, such consent not to be unreasonably withheld, delayed or conditioned; provided, however, that either party may, without the other party’s consent, but with written notice to the other party, assign or transfer all of its rights and obligations hereunder to any Affiliate, or to a Third Party with whom it completes a Business Combination or to whom it sells substantially all of such party’s assets relating to this Agreement. [***]. This Agreement shall inure to the benefit of and be binding on the parties’ successors and assigns. Any assignment or transfer in violation of the foregoing shall be null and void and wholly invalid, the assignee or transferee in any such assignment or transfer shall acquire no rights whatsoever, and the non-assigning, non-transferring party shall not recognize, nor shall it be required to recognize, such assignment or transfer.
Section 9.07    Waivers, Modifications, and Amendments. No waiver, modification, release, or amendment of any obligation under, or provision of, this Agreement shall be valid or effective unless in writing and signed by all parties hereto. The failure of any party to insist on the performance of any obligation hereunder shall not be deemed to be a waiver of such obligation. Waiver of any provision hereunder or of any breach of any provision hereof shall not be deemed to be a continuing waiver or a waiver of any other breach of such provision (or any other provision) on such occasion or any succeeding occasion. Any amendment of this Agreement shall not be binding on the parties unless set out in writing, expressed to amend this Agreement and signed by authorized representatives of each of the parties.
Section 9.08    Choice of Law. This Agreement (and any claims or disputes arising out of or relating hereto or to the transaction contemplated hereby or to the inducement of any party to enter herein or therein, whether for breach of contract, tortious conduct, or otherwise and whether predicated on common law, statute, or otherwise) shall be governed by, enforced, and shall be construed in accordance with the laws of [***], without regard to its conflicts of law provisions. The parties hereby disclaim the application of the United Nations Convention on the International Sale of Goods to this Agreement.
Section 9.09    Injunctive Relief. Notwithstanding anything herein to the contrary, each party shall be entitled to seek injunctive relief and specific performance (including any relief or recovery under this Agreement) in any court of competent jurisdiction in the world.
Section 9.10    Relationship of the Parties. Each party is an independent contractor under this Agreement. Nothing herein is intended or is to be construed so as to constitute Buyer and Seller as partners, agents, or joint venturers. Neither party shall have any express or implied right or authority to assume or create any obligations on behalf of or in the name of the other party or to bind the other party to
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any contract, agreement, or undertaking with any Third Party. There are no express or implied third party beneficiaries hereunder.
Section 9.11    Entire Agreement. The parties agree that this Agreement and the attached Exhibits and Disclosure Schedules, together with the Existing Agreements, constitute the entire agreement between the parties as to the subject matter of this Agreement, and hereby supersede all prior negotiations, representations, agreements, and understandings (whether written or oral) regarding the same. Subject to Section 5.09 and the terms of the Lipase Acquisition Agreement, the provisions in the Existing Agreements pursuant to which each party has agreed not to Develop or Commercialize the Project Enzymes, including the use of any Jointly Owned Invention in connection therewith, remain in full force and effect except as set forth herein with respect to the A&P Project Enzymes. Further, the parties agree that this Agreement does not supersede or amend the Lipase Acquisition Agreement, which remains in effect and solely governs the subject matter thereof.
Section 9.12    Cooperation. The parties shall (i) provide assistance to each party as reasonably requested in preparing and filing Tax Returns with respect to the Purchased Assets; (ii) make available to each other as reasonably requested all information, records, and documents relating to Taxes concerning the Purchased Assets; (iii) retain any books and records that could reasonably be expected to be necessary or useful in connection with any preparation by any the other party of any Tax Return, or for any audit relating to Taxes with respect to the Purchased Assets; and (iv) cooperate fully, as and to the extent reasonably requested by the other party, in connection with any audits, assessments or administrative or judicial proceedings or other Actions with respect to Taxes relating to the Purchased Assets.
Section 9.13    Counterparts. This Agreement may be executed in counterparts (including using any electronic signature covered by the United States ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable Law, e.g., www.docusign.com), each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement. To the extent applicable, the foregoing constitutes the election of the parties to invoke any Law authorizing electronic signatures. Minor variations in the form of the signature page, including footers from earlier versions of this Agreement, shall be disregarded in determining a party’s intent or the effectiveness of such signature. No party shall raise the use the delivery of signatures to this Agreement in electronic format as a defense to the formation of a contract and each such party forever waives any such defense.
Section 9.14    Non-Recourse. This Agreement may only be enforced against, and any Action based upon, arising out of or related to this Agreement, or the negotiation, execution, or performance of this Agreement, may only be brought against the entities that are expressly named as parties hereto and then only with respect to the specific obligations set forth herein with respect to such party. No past, present, or future director, officer, employee, incorporator, manager, member, partner, stockholder, Affiliate, agent, attorney, or other Representative of any party hereto or of any Affiliate of any party hereto, or any of their successors or permitted assigns, shall have any liability for any obligations or liabilities of any party hereto under this Agreement or for any Action based on, in respect of, or by reason of the transactions contemplated hereby.
* * * * * * * * *

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the Effective Date written above by their respective officers thereunto duly authorized.
Codexis, Inc.
By:
Name:
Its:
Société des Produits Nestlé S.A.
By:
Name:
Its:

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EXHIBIT A
DEFINITIONS AND CROSS-REFERENCE TABLE
Certain Definitions. The following terms have the following meanings:
“Affiliate” of a Person means an entity that (directly or indirectly) is controlled by, controls, or is under common control with such Person where control means the direct or indirect ownership of voting securities entitled to cast at least fifty percent (50%) of the votes in the election of directors, or such other relationship as results in the power to control the management, business, assets, and affairs of an entity.
“BLA” means (a) in the United States, a Biologics License Application, as defined in the United States Public Health Service Act (42 U.S.C. § 262), and applicable regulations promulgated thereunder by the FDA, or any equivalent application that replaces such application, (b) in the EU, a marketing authorization application, as defined in applicable regulations of the EMA, and (c) in any other country, the relevant equivalent to the foregoing.
“Books and Records” means all files (including all electronic data files and hard copies), documents, correspondence, lists, drawings and specifications, creative materials, marketing plans, studies (including market research and market data), reports, and other printed or written materials (in whatever form or medium).
“Business” means, following the Closing Date, the Development, Manufacture, Commercialization and other Exploitation of Products by Buyer, its Affiliates, and its Licensees.
“Business Combination” means, with respect to a party, any of the following events: (a) any Third Party (or group of Third Parties acting in concert) acquires, directly or indirectly, shares of such party representing at least a majority of the voting power (where voting refers to being entitled to vote for the election of directors) then outstanding of such party; (b) such party consolidates with or merges into another corporation or entity which is a Third Party, or any corporation or entity which is a Third Party consolidates with or merges into such party, in either event pursuant to a transaction in which at least a majority of the voting power of the acquiring or resulting entity outstanding immediately after such consolidation or merger is not held by the holders of the outstanding voting power of such party immediately preceding such consolidation or merger; or (c) such party conveys or transfers title to all or substantially all of its assets to a Third Party.
“Business Day” means a day other than Saturday, Sunday, or any day on which commercial banks located in [***] are authorized or obligated by applicable Law to close.
“Clinical Trial” means a clinical trial in human subjects of a Product.
“Commercialization” means any and all activities relating specifically to the preparation for sale of, offering for sale of, or sale of a product or service, including activities related to launching, marketing, promoting, distributing, detailing, importing, pricing, reimbursement, and advertising such product, and interacting with Regulatory Authorities regarding any of the foregoing. When used as a verb, “Commercialize” and “Commercializing” means to engage in Commercialization, and “Commercialized” has a correlative meaning.
“Confidential Information” means any and all technical, business, or other information or data of a party or its Affiliates provided orally, visually, in writing, graphically, electronically, or in another form by or on behalf of such party or its Affiliates to the other party or its Affiliates in connection with this
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Agreement The parties acknowledge that the terms of this Agreement shall be treated as Confidential Information of [***] and that the Licensed Know-How shall be treated as the Confidential Information of Seller.
“Contracts” means all contracts, leases, licenses, instruments, notes, commitments, undertakings, indentures, joint ventures and all other agreements, commitments and legally binding arrangements, whether written or oral.
“Controlled” or “Control”, when used in reference to any intellectual property, intellectual property right, material, know-how or information, with respect to a party, means that such party (a) owns or has a license (other than a license granted under this Agreement) to such intellectual property and (b) has the legal authority or right to: (i) grant, or procure the grant of, a license or sublicense, to the extent provided for herein, of the intellectual property, intellectual property right, material, know-how or information to the other party; or (ii) in relation to material, know-how and information only, disclose or provide access to, to the extent provided for herein, such material, know-how or information to the other Party, and in each case, without (x) breaching the terms of any then-existing agreement or other legally enforceable arrangement with a Third Party, or (y) misappropriating the material, know-how, intellectual property, intellectual property rights, or information of a Third Party.
“Development” means non-clinical and clinical drug development activities reasonably related to the development and submission of information to a Regulatory Authority or otherwise to the testing and validation of a therapeutic agent, including toxicology, pharmacology and pre-clinical efforts, test method development, stability testing, manufacturing process, formulation development, delivery system development, quality assurance and quality control development, statistical analysis, and clinical trials (including pre- and post-approval studies), whether for purposes of label expansion or otherwise. Development shall include post-approval Development activities. When used as a verb, “Develop” means to engage in Development.
“Disclosure Schedules” means the disclosure schedules in respect of this Agreement delivered by Seller to Buyer concurrently with the execution by Buyer of this Agreement and as modified in accordance with Section 9.03 of the Lipase Acquisition Agreement.
“EMA” means the European Medicines Agency, or any successor agency thereto.
“European Union” or “EU” means, at any given time, the then-current member states of the European Union; provided that each of the United Kingdom and Switzerland will also be considered included with the European Union, regardless of each’s actual membership in the EU.
“Exploit” means to make, have made, import, use, sell or offer for sale a product or item. “Exploitation” has a correlative meaning.
“FDA” means the U.S. Food and Drug Administration, or any successor agency thereto.
“First Commercial Sale” means, with respect to a particular country or jurisdiction, the first commercial sale, transfer, or other disposition by Buyer, any of its Affiliates, or any Licensee for consumption by an end user of a Product following the receipt of the first Regulatory Approval for such Product in such country or jurisdiction, [***].
[***].
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“GAAP” means United States generally accepted accounting principles, consistently applied.
“Governmental Authority” means any multi-national, federal, state, local, municipal, provincial, or other governmental authority of any nature (including any governmental division, prefecture, subdivision, department, agency, bureau, branch, office, commission, council, court, or other tribunal).
“Governmental Order” means any order, writ, judgment, injunction, decree, stipulation, determination, or award entered by or with any Governmental Authority.
“IFRS” means the current International Financial Reporting Standards, as published by the International Accounting Standards Board.
“Jointly Owned Inventions” means (a) “Jointly Owned Inventions” as defined in the Strategic Collaboration Agreement and (b) “Jointly Owned Inventions” as defined in the Development Agreement.
“Know-How” means all non-public data and technical information, including techniques, methods, processes, technology, recipes, formulae, designs, equipment configurations and uses, Manufacturing data, preclinical and clinical data and study designs, specifications, ingredients, Manufacturing processes, formulations, sourcing information, quality control and testing procedures, and related trade secrets, but expressly excluding all Patents.
“Knowledge of Seller” or “Seller’s Knowledge” or any other similar knowledge qualification, means the actual knowledge of those individuals identified on Section A of the Disclosure Schedules, [***].
“Laws” means all laws, statutes, rules, regulations, ordinances, and other pronouncements having the effect of law of any federal, national, multinational, state, provincial, county, city, or other political subdivision.
“Liabilities” means liabilities, obligations, or commitments of any nature whatsoever, whether asserted or unasserted, known or unknown, absolute or contingent, accrued or unaccrued, matured or unmatured, or otherwise.
“Lipase Product” means a “Product” as defined in the Lipase Acquisition Agreement.
“Licensed Know-How” means all Know-How owned by Seller or its Affiliates as of the Closing Date that is [***] for the Manufacture of the A&P Project Enzymes as conducted as of the Closing Date or is [***] provided to Regulatory Authorities in order to obtain Regulatory Approval for any product containing any A&P Project Enzymes anywhere in the world; provided that in no event shall Licensed Know-How include: (a) any Purchased Assets; (b) any Know-How or other intellectual property licensed pursuant to the Expression System License Agreement; or (c) Seller’s or its Affiliates’ CodeEvolver® platform technology.
“Licensee” means a Third Party that has been granted a license or right to Develop, Manufacture, Commercialize, or otherwise Exploit any Product by or through Buyer or Buyer’s Affiliate, either directly or via a sublicense (through one or more tiers). As used in this Agreement, “Licensee” shall not include a wholesaler, distributor, or reseller of any Product, to the extent that Buyer or its Affiliate sells to such Person such Product and receives only supply price payments and has not granted such wholesaler, distributor, or reseller any license under any Purchased Patent or Resultant Patent.
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“Manufacture” and “Manufacturing” means all activities related to the production, manufacture, processing, formulation, filling, finishing, packaging, labeling, shipping, handling, and storage of a product or any intermediate thereof, including process development, process qualification and validation, scale-up, pre-clinical, clinical and commercial manufacture and analytic development, product characterization, stability testing, quality assurance, and quality control.
“Material Adverse Effect” means any event, occurrence, fact, condition, or change that is materially adverse to the Development and Manufacture of the Products, taken as a whole.
“Patent(s)” means (a) any and all patents and patent applications, including all national, regional and international patents and patent applications, provisional patent applications; (b) all patent applications filed either (i) from such patents, patent applications, or provisional applications mentioned in subsection (a) above, or (ii) from an application claiming priority from any of them, including divisionals, continuations, continuations-in-part, provisionals, converted provisionals and requests for continued examinations; and (c) any and all extensions or restorations by existing or future extension or restoration mechanisms, including revalidations, reissues, reexaminations and extensions (including any supplementary protection certificates and the like) of the foregoing patents and/or patent applications in subsections (a) and (b).
“Person” means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, foundation, joint venture, or other similar entity, organization, or combination thereof, including a government or political subdivision, department, or agency.
“Phase III Clinical Trial” means a pivotal Clinical Trial with a defined dose or a set of defined doses of a therapeutic product designed to ascertain efficacy and safety of such therapeutic product, in a manner that is generally consistent with 21 C.F.R. § 312.21(c), as amended (or its successor regulation), for the purpose of enabling the preparation and submission of a BLA or a foreign equivalent thereof
“Product(s)” means (a) the A&P Project Enzymes [***] and (b) [***].
“Project Enzyme” has the meaning set forth in the in the SCA.
“Prosecution” means the filing, preparation, prosecution (including any interferences, reissue proceedings, reexaminations, and oppositions), inter partes review, post-grant review, and maintenance of the Purchased Patents and Resultant Patents. When used as a verb, “Prosecute” and “Prosecuting” means to engage in Prosecution.
“Regulatory Approval” means, with respect to a therapeutic product in any country or regulatory jurisdiction, any and all approvals from the applicable Regulatory Authority sufficient for the import, distribution, marketing, use, offering for sale, and sale of sch therapeutic product in such country or jurisdiction in accordance with applicable Laws.
“Regulatory Authority” means any national or supranational Governmental Authority (including the FDA and EMA) which has regulatory responsibility and authority in one or more countries for review and approval of development and commercialization of therapeutic products.
“Regulatory Documentation” has the meaning set forth in the Development Agreement
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“Representative” means, with respect to any Person, any and all directors, officers, employees, consultants, financial advisors, counsel, accountants, and other agents of such Person and of the Affiliates of such Person.
“Resultant Patent(s)” mean any Patent [***].
“Sell-On Transaction” means any of the following:
(a)    the sale or transfer of one or more of the Purchased Patents or Resultant Patents to any Third Party;
(b)    the exclusive or co-exclusive (with Buyer and its Affiliates) licensing of one or more of the Purchased Patents or Resultant Patents to any Third Party;
(c)    the sale, transfer, or exclusive or co-exclusive (with Buyer and its Affiliates) licensing of one or more of the Purchased Patents or Resultant Patents to any Affiliate of Buyer, in connection with or followed by any of the following: (i) the direct or indirect acquisition by any Third Party (or group of Third Parties acting in concert) of shares of such Affiliate representing at least a majority of the voting power (where voting refers to being entitled to vote for the election of directors) then outstanding of such Affiliate; or (ii) the merger or consolidation of such Affiliate with or into any Third Party, or the merger or consolidation of any Third Party with or into such Affiliate, in either event pursuant to a transaction in which at least a majority of the voting power of the acquiring or resulting entity outstanding immediately after such consolidation or merger is not held by the holders of the outstanding voting power of such Affiliate immediately preceding such consolidation or merger; or
(d)    any other similar transaction which has the effect of allowing any Third Party to Develop, Manufacture, or Commercialize any Product other than doing so solely on behalf and for the benefit of Buyer or its Affiliates or Licensees, but in no event shall a Business Combination of Buyer be considered a Sell-On Transaction.
“Senior Executives” means [***].
“Taxes” means all federal, state, local, foreign, and other income, gross receipts, sales, use, production, ad valorem, transfer, documentary, franchise, registration, profits, license, withholding, payroll, employment, unemployment, excise, severance, stamp, occupation, premium, property (real or personal), customs, import and export, goods and services, value added, escheat, unclaimed property, duties, or other taxes, fees, assessments, or charges of any kind whatsoever, together with any interest, additions, or penalties with respect thereto.
“Tax Return” means any return, declaration, report, claim for refund, or other document relating to Taxes, including any schedule or attachment thereto, and amendment thereof, required to be supplied to a Governmental Authority in connection with any Taxes.
“Technology” means: (a) all of Seller’s interest in the Purchased Patents; and (b) any Resultant Patents.
“Third Party” means any Person other than Seller, Buyer, and their respective Affiliates.
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“United States” or “U.S.” means the United States of America, including its territories, possessions, and protectorates.
“VAT” means (a) in relation to any jurisdiction within the European Union, the Tax imposed by the EC Council Directive on the common system of value added tax (2006/112/EC) and any successor or equivalent legislation and any national legislation implementing that directive together with legislation supplemental thereto and the equivalent Tax (if any) in that jurisdiction; and (b) in any other jurisdiction, any other value added, goods and services, consumption or similar Tax chargeable on the supply or deemed supply of goods or services under applicable legislation or regulation.
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Cross-Reference Table. The following terms have the meanings set forth in the location in this Agreement referenced below:

Term	Section
A&P Project Enzymes	Recitals
Acquired Books and Records	Section 1.01(f)
Acquired Regulatory Documentations	Section 1.01(d)
Actions	Section 3.06(a)
Agreement	Preamble
Allocation Schedule	Section 1.07
Annual Report	Section 1.06
Assigned Contracts	Section 1.01(b)
Assignment and Assumption Agreement	Section 2.02(a)(i)
Assumed Liabilities	Section 1.03(a)
Bill of Sale	Section 2.02(a)(i)
[***]	Recitals
Buyer	Preamble
Buyer Indemnified Parties	Section 6.02
Cap	Section 6.04(b)
[***]	Recitals
Closing	Section 2.01
Closing Date	Section 2.01
Code	Section 1.07
Codexis	Preamble
Deductible	Section 6.04(a)
Development Agreement	Recitals
Disclosing Party	Section 5.01(a)
Dispute	Section 8.01
Effective Date	Preamble
Excluded Assets	Section 1.02
Excluded Liabilities	Section 1.03(b)
Existing Agreements	Recitals
Expression System License Agreement	Section 2.02(a)(iv)
Indemnified Party	Section 6.04
Indemnifying Party	Section 6.04
Initial Purchase Price	Section 1.04
Inventory	Section 1.01(c)
[***]	Section 8.02
Losses	Section 6.02
Lipase Acquisition Agreement	Recitals
Milestone	Section 1.05
Milestone Payment	Section 1.05
NHSc	Preamble
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Notice of Dispute	Section 8.01
Patent Assignment	Section 2.02(a)(iii)
[***]	Section 5.11
Purchased Assets	Section 1.01
Purchased Know-How	Section 1.01(d)
Purchased Patents	Section 1.01(a)
Purchase Price	Section 1.04
Receiving Party	Section 5.01(a)
Related Claims	Section 8.02
Restricted Business	Section 5.03(a)
Restricted Period	Section 5.03(a)
Rules	Section 8.02
Seller	Preamble
Seller Indemnified Parties	Section 6.03
Strategic Collaboration Agreement or SCA	Recitals
Term	Section 7.01
Transaction Documents	Section 2.02(a)(iii)
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These Disclosure Schedules (these “Schedules”) have been prepared in connection with the Amylase and Protease Acquisition Agreement (the “Agreement”), dated as of [●], entered into between CODEXIS, INC., a corporation incorporated and existing under the laws of the State of Delaware (“Seller”), and Société des Produits Nestlé S.A., a société anonyme organized and existing under the laws of Switzerland (“Buyer”). The parties hereto are referred to herein as the “Parties”, and each a “Party”. Capitalized terms used in these Schedules but not defined herein have the respective meanings ascribed to such terms in the Agreement.
[***].
Any appendix or schedule attached to these Schedules shall be deemed to be incorporated by reference into these Schedules. The information contained in these Schedules is as of the date of the Agreement.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.
These Disclosure Schedules (these “Schedules”) have been prepared in connection with the Acquisition Agreement (the “Agreement”), dated as of December 26, 2023, entered into between CODEXIS, INC., a corporation incorporated and existing under the laws of the State of Delaware (“Seller”), and Société des Produits Nestlé S.A., a société anonyme organized and existing under the laws of Switzerland (“Buyer”). The parties hereto are referred to herein as the “Parties”, and each a “Party”. Capitalized terms used in these Schedules but not defined herein have the respective meanings ascribed to such terms in the Agreement.
[***].
Any appendix or schedule attached to these Schedules shall be deemed to be incorporated by reference into these Schedules. The information contained in these Schedules is as of the date of the Agreement.
[***]